SCHEDULE 14A/A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.2)

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SPECTRE INDUSTRIES, INC. (Name of Registrant as Specified In Its Charter)
not applicable (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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SPECTRE INDUSTRIES INC.
#6-260 E. ESPLANADE
North Vancouver, British Columbia V7L 1A3

NOTICE OF SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD ON MARCH 3, 2003

TO THE HOLDERS OF COMMON SHARES OF
SPECTRE INDUSTRIES INC.

The special meeting of the shareholders of Spectre Industries Inc. will be held at #800-885 West Georgia St., Vancouver, British Columbia, on , 2003, at 10:00 am local time, for the purposes of approving the sale of all of the issued and outstanding shares of our wholly owned subsidiary, Grant Automotive Group, Inc. ("GAG") to Grant Brothers Sales, Ltd. ("GBS") pursuant to the terms of a letter agreement (the "Agreement") (attached as Schedule "A") dated December 11, 2002 (the "Sale").

The record date for our special meeting is , 2003. Only shareholders of record at the close of business on , 2003 are entitled to notice of, and to vote at, our special meeting, and any adjournment or postponement of our special meeting.

Our board of directors hopes that you will find it convenient to attend our special meeting in person, but whether or not you attend, please complete, sign, date and return the enclosed Form of Proxy immediately to ensure that your common shares are represented at our special meeting. Returning your proxy does not deprive you of the right to attend our special meeting and vote your common shares in person.

PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors

________________________________
Ian S. Grant
President and Chief Executive Officer
________________, 2003

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
OF SPECTRE INDUSTRIES INC.
MARCH 3, 2003

Spectre Industries Inc.
#6 260 East Esplanade
North Vancouver, British Columbia V7L 1A3

The accompanying Form of Proxy is solicited on behalf of the board of directors of Spectre Industries Inc., to be used at our special meeting to be held at #800-885 West Georgia Street, Vancouver, British Columbia, on , 2003, at 10:00 am local time. This proxy statement, accompanying Form of Proxy and Notice of Meeting are first being mailed to shareholders on or about , 2003 .

We will bear the expense of this solicitation. In addition to solicitation by use of the mails, certain of our directors, officers and regular employees may solicit the return of proxies by telephone, facsimile or other means. Requests will also be made of brokerage houses and custodians, nominees or fiduciaries to forward proxy material at our expense to the beneficial owners of stock held of record by such persons. Our transfer agent, Stalt, Inc. of 848 Tanager Street, Suite N, Incline Village, Nevada, 89451, has agreed to assist us in the tabulation of proxies and the counting of votes at our special meeting. All of a shareholder's common shares registered in the same name will be represented by one proxy.

DISPOSITION OF GRANT AUTOMOTIVE GROUP, INC.

The following description of the Agreement, dated as of December 11, 2002, and the outline of the terms of the Sale is only a summary. The description is qualified in its entirety by reference to the complete text of the Agreement attached to this Proxy Statement as Schedule A and the more detailed disclosure contained in this Proxy Statement.

Summary Term Sheet

Parties

Spectre Industries Inc. with an address at #6-260 E. Esplanade, North Vancouver, British Columbia, V7L 1A3 (telephone: (604) 984-0400); and Grant Brothers Sales, Ltd. with an address at 1860 Gage Court, Mississauga, Ontario, L5S 1S1 (telephone: (905) 677-7299). For further information on the parties, refer to "The Business of Spectre Industries, Inc." below.

Asset Being Sold

All of the issued and outstanding shares of Grant Automotive Group, Inc., held by Spectre Industries Inc., to Grant Brothers Sales, Ltd. For further information on the asset to be sold, refer to "The Business of Spectre Industries, Inc." and "Background of the Sale" below.

Purchase Price

$1.00 and 33% of Grant Automotive Group, Inc.'s net cash flow for the fiscal years 2004, 2005 and 2006. For further information on the purchase price to be paid, refer to "Special Factors" and "Terms of the Transaction" below.

Provision of Management Services

As part of the purchase price, Spectre is to provide management services to Grant Brothers Sales, Ltd. for marketing and sales representation, for which Grant Brothers Sales, Ltd. will pay Spectre four equal instalments of $50,000 on December 31 in the years 2002, 2003, 2004 and 2005.

We anticipate that the closing will occur immediately after shareholder approval to the Sale is obtained. The Sale has already been approved by our Board of Directors, including our independent director Peter Schulz Von Siemens. Our other director, Mr. Ian Grant, who is also our President, Chief Executive Officer and one of our shareholders, is also a director and shareholder of Grant Brothers Sales, Ltd.. Mr. Grant directly holds 20% of the issued and outstanding common shares of Grant Brothers Sales, Ltd., and Grant Brothers Sales, Ltd. holds an aggregate of 450,000 shares of our common stock. Mr. John Grant, the President of Grant Brothers Sales, Ltd., is the cousin of Ian Grant.

Under the terms of the Agreement, it is a condition to the Sale that we obtain shareholder approval. As such, we must obtain the approval of a majority of the shareholders represented in person or by proxy at the special meeting.

WHO CAN VOTE

Only shareholders of record as of the close of business on , 2003 are entitled to notice of and to vote at our special meeting. As of , 2003, there were 20,655,860 common shares in the capital of our company issued and outstanding owned by approximately 100 shareholders of record. We have no other voting securities outstanding. Each shareholder of record on , 2003 is entitled to one vote for each common share held.

HOW YOU CAN VOTE

Common shares cannot be voted at our special meeting unless the holder of record is present in person or by proxy. A shareholder may appoint a person to represent him/her at our special meeting by completing the enclosed Form of Proxy, which authorizes a person other than the holder of record to vote on behalf of the shareholder, and returning it to our transfer agent, Stalt, Inc., 848 Tanager Street, Suite N, Incline Village, Nevada 89451 (facsimile (775) 831-3337). All shareholders are urged to complete, sign, date and promptly return the proxy by mail in the enclosed postage-paid envelope, or by fax, after reviewing the information contained in this proxy statement. Valid proxies will be voted at our special meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that they are received by our transfer agent at least 24 hours prior to the scheduled time of the meeting, or any adjournment thereof, or deposited with the Chair of the meeting on the day of the meeting or any adjournment thereof prior to the time of voting.

The common shares represented by the proxy will be voted as directed in the proxy, but if no direction is given and the proxy is validly executed, the proxy will be voted FOR the sale of all of the issued and outstanding shares of Grant Automotive Group, Inc. to Grant Brothers Sales, Inc. If any other matters properly come before our special meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgement.

QUORUM

A quorum of shareholders is necessary to take action at our special meeting. A majority of the outstanding shares present in person or represented by proxy as at , 2003 will constitute a quorum for the transaction of business at our special meeting. However, if a quorum is not present, a majority of the shares represented at our special meeting have the power to adjourn the meeting until a quorum is present. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting. Broker non-votes occur when a nominee holding common shares for a beneficial owner of those common shares has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto. Broker non-votes and abstentions will be included in the determination of the number of common shares present at our special meeting for quorum purposes but will not be counted as votes cast on any matter presented at our special meeting.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND OUR SPECIAL MEETING. IF YOU PLAN TO ATTEND OUR SPECIAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT (STALT, INC.) IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR COMMON SHARES.

REVOCATION OF PROXIES

You may revoke your proxy at any time prior to the start of our special meeting in three ways:

1. by delivering a written notice of revocation to Ian S. Grant, the President & Chief Executive Officer of our company, at #6-260 E. Esplanade, North Vancouver, British Columbia, V7L 1A3;

2. by submitting a duly executed proxy bearing a later date; or

3. by attending our special meeting and expressing the desire to vote your common shares in person (attendance at our special meeting will not in and of itself revoke a proxy).

DISPOSITION OF GRANT AUTOMOTIVE GROUP, INC.

Special Factors for the Disposition

There are certain risks inherent in the proposed Sale and specifically risks inherent in the manner in which we are to receive the consideration for the Sale. In addition to the considerations outlined below under "Background of the Sale" and "Recommendation of Spectre's Board of Directors", the following factors should be carefully considered by our shareholders when deciding whether or not to vote in support of our Sale of Grant Automotive Group, Inc. ("GAG") to Grant Brothers Sales, Ltd. ("GBS"):

  Mr. Ian Grant, our President, Chief Executive Officer and one of our directors and shareholders, is also a director and shareholder of GBS. Mr. Grant directly holds 20% of the issued and outstanding common shares of GBS. GBS holds an aggregate of 450,000 shares of our common stock. Mr. John Grant, the President of GBS, is the cousin of Ian Grant. Given these relationships, Ian Grant is a related party in the proposed Sale to GAG to GBS and has interests that may differ from our shareholders.

  The consideration that we are to receive for GAG is $1.00 and 33% of GAG's net cash flow for the fiscal years 2004, 2005 and 2006. In addition, we are to provide management services to GBS for marketing and sales representation, for which GBS will pay us four equal installments of $50,000 on December 31 in the years 2002, 2003, 2004 and 2005. We have received the first installment of $50,000, which is being held in trust pending shareholder approval.

  We cannot provide any assurances that we will receive many of the payments that would be payable out of GAG's net cash flow. Even though GAG has generated positive net cash flow in previous years, this may not continue in the future. Such payments will be dependent upon the continuing operations of GAG, as managed by GBS. If we do not receive such payments, the consideration that we will receive for GAG will consist solely of the $200,000 that we will receive from GBS for the provision of management services to GBS.

  We did not consult or retain an independent advisor, or obtain a fairness opinion, in making a determination of the fairness of the proposed Sale. As a result, while our directors are of the view that the consideration for the Sale is fair and appropriate in the circumstances, we cannot provide any assurances in this regard.

  We did not seek any other potential purchasers for GAG. As a result, a third party may have been willing to purchase GAG on more favourable terms than those proposed for the Sale.

  If we proceed with the Sale, our shareholders will experience a dilution in the book value of their shares as a result. The book value per share for the nine months ended September 30, 2002 was $0.03. However, the pro forma book value per share for the same period, after having given effect to the Sale, would be $0.01.

The Business of Spectre Industries, Inc.

For a complete description of our current business, please see "Description of Business" in our annual report on Form 10-KSB for the year ended December 31, 2001, attached hereto as Schedule C.

Through our wholly owned subsidiary, GAG, a company incorporated pursuant to the laws of the province of Ontario, we operate as a manufacturers' representative for manufacturers of products for the automotive parts after-market industry in the wholesale market within Canada. GAG acts as sales agent to wholesale distributors of after-market automotive parts. It does not sell to mass retail merchandisers that sell many products both related and unrelated to the automotive industry. At the time that we acquired GAG, we entered into a management services agreement with GBS to provide managerial, sales and office support services to GAG for a term of five years. In general, GAG is compensated by manufacturers for its services on a commission basis. In order to operate GAG, we compensate GBS with a commission pursuant to the management services agreement.

In an effort to diversify our business operations, on September 4, 2001, we completed the acquisition a 54% interest in Auto Photo Kiosk GmbH ("APK"), a German corporation, pursuant to a partnership agreement dated January 24, 2002, between our company and the three other owners of APK. Under the terms of the agreement, we obtained our interest in APK in consideration for the payment of 27,000 Euros, or approximately $23,000.

APK was incorporated on September 4, 2001 for the purposes of providing for the purchase, sale, distribution and rental or operation of automated photo kiosks and related products in major public access areas, primarily in Germany.

Effective July 13, 2002 we increased our majority interest in APK by acquiring an additional 26% of the outstanding equity in consideration for the payment of $43,436. As a result, we now hold an 80% interest in APK.

Background of the Sale

We developed the business model for GAG during the 1998-1999 period, at which time we forecasted a strong acquisition rate of automotive agencies that were similar to GAG. However, we are of the view that this model no longer presents significant profit opportunities for Spectre. This is in large part because the rate of customer and supplier consolidation and attrition has increased since 1998 and in addition there are fewer eligible agency candidates for acquisition. Given that there are fewer such acquisition candidates, and there are fewer customers and suppliers in the automotive after-market industry, it is no longer reasonable to assume that GAG can build a viable North American sales agency network as previously forecasted. We are of the view that sales agencies are being marginalized as manufacturers consolidate. Based on the Automotive Aftermarket Industry Association ("AAIA"), the number of manufacturers sales agents registered with the AAIA has declined from 329 in June 2000 to 281 in November 2002. We have acquired only one additional agency in 2000, Bigoni-Stiner & Associates of Seattle, Washington. However, after extensive investigation and conducting due diligence on two other agencies, we have not acquired any further agencies. We believe that there are no viable agency candidates for acquisition at this time.

In addition, the slower than expected rate of adoption of electronic/on-line procurement systems has also been detrimental to GAG's ongoing profit potential. Given the foregoing factors, our expectations for any material profits from GAG was limited, and was unlikely to change in the foreseeable future.

However, we remain of the view that electronic commerce will be a viable industry in the future for the automotive after-market industry, even though the rate of adoption has been slower than previously forecasted. As a result, even if the Sale is approved, GBS will continue to joint venture directly with Spectre in the marketing and sales representation of Spectre's e-commerce initiatives such as Turbo Spark, in conjunction with DST/MacDonald. Our recent exclusive distribution agreement with DST/Macdonald for the distribution of their proprietary on-line parts procurement software product, "Turbo Spark", is a good opportunity to continue to utilize the GAG sales force in a low risk setting with potentially substantial returns. As a result, we will receive commission income on revenue earned from the sale of Turbo Spark to Canadian customers.

The preliminary discussions for the proposed sale of GAG to GBS were initiated by GBS. Once both parties determined that a sale of GAG would be worth pursuing, our board of directors and, specifically, our independent director, Peter Schulz Von Siemens approved the proposed sale on basically the terms proposed by GBS. Ian Grant did not negotiate the Sale either on our behalf or on behalf of GBS.

We initially acquired GAG from GBS on January 1, 2000 for $500,000 and as part of the acquisition entered into a management services agreement with GBS for the operation of GAG. We now propose to sell to GAG to GBS for $1.00 and 33% of GAG's net cash flow for the fiscal years 2004, 2005 and 2006. In addition, we are to provide management services to GBS for marketing and sales representation, for which GBS will pay us four equal instalments of $50,000 on December 31 in the years 2002, 2003, 2004 and 2005. We have received the first instalment of $50,000, which is being held in trust pending shareholder approval for the Sale.

We believe that the consideration that we are to receive for the Sale of GAG to GBS, which consists of the net cash flow payments and payments for the provisions of management services as discussed above, is appropriate given the following factors:

    GAG does currently represent the profit opportunity that it did at the time that we acquired it, for the reasons discussed above.

    We will retain what we believe is a key source of the value of GAG, being the e-commerce initiatives that have been developed, and more specifically the Turbo Spark initiative in conjunction with DST/MacDonald.

    Although the net cash flow payments that we may receive are indeterminate at present, the consideration also consists of the $200,000 that we will receive for the provision of management services to GBS.

    Under the current management services agreement with GBS, we only receive the first $50,000 out of GAG's net cash flow, with the next $100,000 being payable to GBS and the balance, if any, being distributed 47.5% to us and 52.5% to GBS. Given these revenue sharing restrictions, by having the consideration for the Sale include a portion of the net cash flow of GAG, this will not be materially different from how we are currently compensated out of GAG's net cash flow. For example, should GAG generate a net cash flow of $200,000, under the current arrangement we would receive $73,750, or approximately 37%. Under the proposed arrangement we would receive $66,667, representing 33%.

We did not consult or retain an independent advisor, or obtain a fairness opinion, in making a determination of the fairness of the proposed Sale. As a result, while our directors are of the view that the consideration for the Sale is fair and appropriate in the circumstances given the factors discussed herein, we cannot provide any assurances in this regard. Further, we did not seek any other potential purchasers for GAG. As a result, a third party may have been willing to purchase GAG on more favourable terms than those proposed for the Sale.

We were of the view that GBS represented the only viable purchaser of GAG, given that GBS has operated GAG from the time that we acquired GAG, pursuant to the management services agreement discussed above, under which GBS has provided managerial, sales and office support services to GAG. Further, GAG shares the representation of certain manufacturers with GBS, as GAG is basically comprised of the traditional automotive and heavy duty parts divisions of GBS. In light of this relationship, and our contractual obligations under the management services agreement which has a term of five years, we determined that it would be unlikely that a third party would realistically express any interest in acquiring GAG.

Terms of the Transaction

On December 11, 2002, we entered into an agreement for the disposition of all of the shares of our wholly owned subsidiary, GAG to GBS pursuant to the terms of a letter agreement dated effective December 11, 2002. A condition subsequent to the Agreement is that we receive shareholder approval for the Agreement at a meeting to be called for that purpose. We must obtain the approval of a majority of the shareholders represented in person or by proxy at the special meeting for the proposed Sale.

Under the terms of the Agreement, GBS will pay us $1.00 for the shares of GAG. GBS has agreed to contract Spectre for four years to provide management services to GBS pursuant to the joint venture agreement for the marketing and sales representation of our e-commerce initiatives to the automotive aftermarket. GBS will pay Spectre four equal instalments of $50,000 on December 31 in the years of 2002, 2003, 2004, 2005. We have received the first instalment of $50,000, which is being held in trust pending shareholder approval. In addition, GBS will pay to us 33% of GAG's net cash flow and this will be distributed to us for the fiscal years of 2004, 2005, and 2006. The eligible portion of the net cash flow payment will be due on June 1.

Regulatory Approvals

Other than approval of the Sale in accordance with Section 78.565 of the Nevada Revised Statutes, there are no state or federal regulatory approvals that are required to consummate the transaction. We intend to close the transaction as promptly as possible following its approval by stockholders.

Recommendation of Spectre's Board of Directors

Our Board of Directors has unanimously approved the Sale of GAG to GBS as being in the best interests of Spectre, and recommends that our stockholders approve the transaction. Specifically, the Sale has been approved and is recommended by our independent director, Peter Schulz Von Siemens.

Mr. Ian Grant, our President, Chief Executive Officer and our other director and a shareholder, is also a director and shareholder of GBS. Mr. Grant directly holds 20% of the issued and outstanding common shares of GBS. GBS holds an aggregate of 450,000 shares of our common stock. Mr. John Grant, the President of GBS, is the cousin of Ian Grant. Given these relationships, Ian Grant is a related party in the proposed Sale to GAG to GBS and has interests that may differ from our other shareholders.

In reaching its conclusions and recommendations, the Board considered the factors noted above under "Special Factors" and "Background of the Sale".

Some of those factors that we considered in support of the proposed Sale are:

  GAG does currently represent the profit opportunity that it did at the time that we acquired it, for the reasons discussed above, and our ability to generate profit would remain impaired by our current management services agreement with GBS.

  We will retain what we believe is a key source of the value of GAG, being the e-commerce initiatives, and specifically the Turbo Spark initiative in conjunction with DST/MacDonald.

  Although the net cash flow payments that we may receive are indeterminate at present, the consideration also consists of the $200,000 that we will receive for the provision of management services to GBS.

  The majority of our shareholders are resident in Europe and as a result we believe that our ability to raise further funds from our shareholders in the future will be enhanced by limiting our North American operations, consisting primarily of GAG, and by instead focusing primarily on the expansion of our operations in Europe.

Some of the potentially detrimental factors that relate to the proposed Sale are:

  Mr. Ian Grant, our President, Chief Executive Officer and one of our directors and shareholders, is also a director and shareholder of GBS. Mr. Grant directly holds 20% of the issued and outstanding common shares of GBS. GBS holds an aggregate of 450,000 shares of our common stock. Mr. John Grant, the President of GBS, is the cousin of Ian Grant. Given these relationships, Ian Grant is a related party in the proposed Sale to GAG to GBS and has interests that may differ from our other shareholders.

  We cannot provide any assurances that we will receive any of the payments that would be payable out of GAG's net cash flow, even though GAG has generated positive net cash flow in previous years. Such payments will be dependent upon the continuing operations of GAG, as managed by GBS. If we do not receive such payments, the consideration that we will receive for GAG will consist solely of the $200,000 that we will receive from GBS for the provision of management services to GBS.

  We did not consult or retain an independent advisor, or obtain a fairness opinion, in making a determination of the fairness of the proposed Sale. As a result, while our directors are of the view that the consideration for the Sale is fair and appropriate in the circumstances, we cannot provide any assurances in this regard.

  We did not seek any other potential purchasers for GAG. As a result, a third party may have been willing to purchase GAG on more favourable terms than those proposed for the Sale.

The foregoing summary and discussion of the information and factors considered by our Board is not intended to list every point considered by the Board. In view of the wide variety of information and points considered, our Board did not find it practical to, and did not, assign any relative weight or importance of the factors listed above, and individual directors may have given different weight to different factors.

Accounting Treatment and Federal Income Tax Consequences

The following summarizes the material federal income tax consequences of the proposed Sale. It does not address any state or local tax consequences. Our shareholders are advised to consult with their tax advisors for a more detailed analysis of any federal, state or local tax consequences.

For U.S. federal income tax purposes, the proposed sale is not expected to result in the recognition of any gain by Spectre. There will be no immediate cash gain on the transaction since the proceeds of the Sale are payable in subsequent years. The value of the transaction is comprised of the portion of the GAG net cash flow payments that we may receive in the future, and also the value of the payments to be made by GBS to Spectre pursuant to the management services that we are to render to GBS. When we receive such income from GBS for providing the management services, the income will be subject to tax by Spectre when received. We are unable to estimate total taxes at this point due to the uncertainty of the net cash flow payments. Our cumulative net operating losses can be used to offset the amount of the taxable gain on the Sale if any, and as a result we expect to pay no federal income taxes on the Sale.

The Sale transaction contemplated will result in no capital gain or loss for our shareholders and there is currently anticipated to be no distribution in connection with the transaction. Accordingly, the sale should not result in a taxable event under U.S. federal income tax laws for our shareholders in the U.S.

SELECTED FINANCIAL DATA

The following selected financial data for the fiscal years ended December 31, 2001, 2000 and 1999, and the nine month period ended September 30, 2002 were derived from our financial statements from our annual reports on Form 10-KSB and our quarterly report on Form 10-QSB for the nine month period ended September 30, 2002, copies of which are attached hereto, respectively, as Schedules C and D.

Selected Financial Data

	Nine month period ended	Year ended	Year ended	Year ended
	September 30,	December 31,	December 31,	December 31,
	2002	2001	2000	1999
Statement of Operations Data
Net revenues	$959,085	$1,082,658	$1,166,302	$0
Net loss	$416,688	$500,938	$2,146,575	$1,298,881
Balance Sheet Data
Current assets	$206,639	$486,435	$901,237	$44,566
Total assets	$579,866	$889,303	$1,289,750	$44,566
Long-term obligations	$67,845	$76,902	$49,723	$1,200,000
Stockholders' equity	$266,192	$677,256	$1,178,111	($1,961,594)

PRO FORMA SELECTED FINANCIAL DATA

The following unaudited pro forma selected financial data for the fiscal year ended December 31, 2001, and the nine month period ended September 30, 2002, were derived from the unaudited pro forma statements of operations and the unaudited pro forma balance sheet included as Schedule B to this Proxy Statement and reflect the historical accounts of Spectre as of those dates adjusted to give pro forma effect to the proposed sale. This pro forma selected financial data should be read in conjunction with the description of the Agreement contained in this Proxy Statement and the pro forma statements included as Schedule B to this Proxy Statement, and our financial statements from our annual report on Form 10-KSB and our quarterly report on Form 10-QSB for the nine month period ended September 30, 2002, copies of which are attached hereto, respectively, as Schedules C and D. As of September 30, 2002, stockholders' equity was $266,192; the pro forma stockholders' equity as of September 30, 2002 after giving effect to the proposed sale would be $196,766.

Pro Forma Selected Financial Data
	Nine-months ended	Year ended
	September 30,	December 31,
	2002	2001
Pro Forma Statement of Operations Data
Net revenues	$219,150	$138,334
Net loss	$233,170	$463,423
Pro Forma Balance Sheet Data
Current assets	$62,740	-
Total assets	$421,894	-
Long-term obligations	$100,528
Stockholders' equity	$196,766	-

COMPARATIVE LOSS PER SHARE DATA

The following tabulation reflects the unaudited historical loss per share from operations in comparison with the pro forma loss per share from operations after giving effect to the sale and discontinued operations resulting therefrom. The information presented in this tabulation should be read in conjunction with the description of the Sale Agreement contained in this Proxy Statement and the pro forma financial statements attached hereto as Schedule B, and our financial statements from our annual report on Form 10-KSB and our quarterly report on Form 10-QSB for the nine month period ended September 30, 2002, copies of which are attached hereto, respectively, as Schedules C and D.
	Nine Months Ended September 30, 2002	Year Ended December 31, 2001
Basic and diluted loss per share, historical	$0.02	$0.02
Basic and diluted loss per share, pro forma	$0.01	$0.02

BOOK VALUE PER SHARE

The following tabulation reflects the unaudited historical net book value per share of our Common Stock from operations in comparison with the pro forma net book value per share of our Common Stock from operations after giving effect to the proposed sale. The information presented in this tabulation should be read in conjunction with the description of the Agreement contained in this Proxy Statement and the pro forma financial statements attached hereto as Schedule B, and our financial statements from our annual report on Form 10-KSB and our quarterly report on Form 10-QSB for the nine month period ended September 30, 2002, copies of which are attached hereto, respectively, as Schedules C and D.
	Nine Months Ended September 30, 2002	Year Ended December 31, 2001
Book value per share, historical	$0.03	$0.03
Book value per share, pro forma	$0.01	$0.04

DISSENTERS RIGHTS

Under Nevada law, holders of our common stock are not entitled to dissenter's rights of appraisal with respect to the proposed Sale.

CURRENCY

Except where otherwise indicated, all dollar ($) amounts referred to herein are expressed in U.S. dollars.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Mr. Ian Grant, our President, Chief Executive Officer and one of our directors and shareholders, is also a director and shareholder of GBS. Mr. Grant directly holds 20% of the issued and outstanding common shares of GBS. GBS holds an aggregate of 450,000 shares of our common stock. Mr. John Grant, the President of GBS, is the cousin of Ian Grant. Given these relationships, Ian Grant is a related party in the proposed Sale of GAG to GBS and has interests that may differ from our other shareholders.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Shareholders and Security Ownership of Management". To our knowledge, no director has advised that he intends to oppose the Sale of GAG.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, we had a total of 20,655,860 shares of common stock ($0.001 par value per common share) issued and outstanding.

The following table sets forth, as of the Record Date, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock, as well as by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(1)
Ian S. Grant 260 East Esplanade Unit 6 North Vancouver, British Columbia Canada V7L 1A3	1,000,000	4.8%
Directors and Executive Officers as a Group	1,000,000 common shares	4.8%

(1) Based on 20,655,860 shares of common stock issued and outstanding as of the Record Date. Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

REGISTRAR AND TRANSFER AGENT

Our registrar and transfer agent is Stalt, Inc. All completed Forms of Proxy should be returned to our registrar and transfer agent, Stalt, Inc., 848 Tanager Street, Suite N, Incline Village, NV 89451 (facsimile (775) 831-3337).

Except for the above-noted matters, our board of directors does not intend to bring any other matters before the meeting and does not know of any matters which will be brought before the meeting by others. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their good judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

By Order of the Board of Directors

/s/ Ian S. Grant

Ian S. Grant
President and Chief Executive Officer

Dated: March 17, 2003

PROXY

Special meeting of the Shareholders of SPECTRE INDUSTRIES INC. (the "Company"), to be held at #800-885 West Georgia Street, Vancouver, British Columbia, on , , 2003, at ten o'clock in the forenoon. This Form of Proxy is solicited on behalf of the board of directors of Spectre Industries Inc.

Proposals (For full details of each item, please see the enclosed Notice of Meeting and Proxy Statement).

The undersigned shareholder of the Company hereby appoints Ian S. Grant, the President, Chief Executive Officer and a Director of the Company, or failing this person, William L. MacDonald, the Attorney for the Company, or in the place of the foregoing,

__________________________, (Print the Name) as proxyholder for and on behalf of the shareholder with the power of substitution to attend, act and vote for and on behalf of the shareholder in respect of all matters that may properly come before the special meeting of the Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned shareholder were present at the special meeting, or any adjournment thereof.

The shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the shareholder as specified herein. If no choice is specified with respect to any of the matters to be acted upon, then this proxy contains discretionary authority with respect to such matters, which will be voted "FOR".

			For	Against	Abstain
	1.	To approve the sale of all of the issued and outstanding shares of Grant Automotive Group, Inc. to Grant Brothers Sales, Ltd.	_____	_____	_____

In their discretion, the persons named above are authorized to vote upon such other business as may properly come before the meeting.
The undersigned shareholder hereby revokes any proxy previously given to attend and vote at the special meeting.
SIGN HERE:
Please Print Name:		- -
Date:
THIS PROXY MAY NOT BE VALID UNLESS IT IS SIGNED AND DATED. SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

  This Proxy is solicited by the Management on behalf of the Board of Directors of the Company.

This form of proxy ("Form of Proxy") may not be valid unless it is signed by the shareholder or by his attorney duly authorized by him in writing, or, in the case of a corporation, by a duly authorized officer or representative of the Company; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the Form of Proxy so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the special meeting, must accompany the Form of Proxy.

If this Form of Proxy is not dated in the space provided, authority is hereby given by the shareholder for the proxyholder to date this proxy on the date on which it is received by Stalt, Inc.

A shareholder who wishes to attend the special meeting and vote on the proposals in person, may do so as follows:

(a) If the shareholder is registered as such on the books of the Company, simply register the shareholder's attendance with the scrutineers at the special meeting.

(b) If the securities of a shareholder are held by a financial institution, (i) cross off the management appointees' names and insert the shareholder's name in the blank space provided; (ii) indicate a voting choice for each proposal or, alternatively, leave the choices blank if you wish not to vote until the special meeting; and (iii) sign, date and return the Form of Proxy to the financial institution or its agent. At the special meeting, a vote will be taken on each of the proposals set out on this Form of Proxy and the shareholder's vote will be counted at that time.

A shareholder who is not able to attend the special meeting in person but wishes to vote on the proposals, may do either of the following:

(c) To appoint one of the management appointees named on the Form of Proxy, leave the wording appointing a nominee as is, and simply sign, date and return the Form of Proxy. Where no choice is specified by a shareholder with respect to a proposal set out on the Form of Proxy, a management appointee acting as proxyholder will vote the securities as if the shareholder had specified an affirmative vote.

(d) To appoint another person, who need not be a shareholder of the Company, to vote according to the shareholder's instructions, cross off the management appointees' names and insert the shareholder's appointed proxyholder's name in the space provided, and then sign, date and return the Form of Proxy. Where no choice is specified by the shareholder with respect to a proposal set out on the Form of Proxy, this Form of Proxy confers discretionary authority upon the shareholder's appointed proxyholder.

The securities represented by this Form of Proxy will be voted or withheld from voting in accordance with the instructions of the shareholder on any poll of a proposal that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Form of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the proposals set out on the Form of Proxy or matters which may properly come before the special meeting as the proxyholder in its sole discretion sees fit.

If a registered shareholder has returned the Form of Proxy, the shareholder may still attend the special meeting and may vote in person should the shareholder later decide to do so. However, to do so, the shareholder must record his/her attendance with the scrutineers at the special meeting and revoke the Form of Proxy in writing.

To be represented at the special meeting, this Form of Proxy must be RECEIVED at the office of "STALT, INC." by mail or by fax at least 24 hours prior to the scheduled time of the special meeting or any adjournment thereof.

The mailing address of STALT, INC. is
848 Tanager Street, Suite N, Incline Village, NV, 89451, and its fax number is (775) 831-3337.

SCHEDULE "A"

December 11, 2002

The Board Of Directors

Spectre Industries, Inc.

c/o Ian Grant, Chief Executive Officer

260 East Esplanade

North Vancouver, B.C.

V7R 3C9

Dear Sirs:

This letter will serve as official notice to the Board of Spectre Industries, Inc. ("Spectre"), of Grant Brothers Sales Ltd., ("GBS") intention to offer to purchase all of the outstanding shares of Grant Automotive Group, Inc., ("GAG") effective December 28, 2002. We acknowledge that Spectre's acceptance of the offer contained herein will be subject to the approval of the Spectre shareholders.

Subject Spectre shareholder approval, the terms of the offer are:

1. GBS will acquire the shares of GAG as of December 28, 2002. for $1.00.

2. GBS will continue to joint venture with Spectre in the marketing and sales representation of Spectre's e-commerce initiatives such as Turbo Spark, in conjunction with DST/MacDonald.

3. GBS contract Spectre to provide management services pursuant to the electronic commerce project and will pay Spectre four equal instalments of $50,000 USD on December 28 in the years of 2002, 2003, 2004 and 2005. GBS will also pay Spectre 33% of GAG's Net Cash Flow (as defined in the Management Services Agreement) and will be distributed to Spectre for the fiscal years of 2004, 2005, and 2006. For reader clarification, net cash flow is defined as "Net profit after overhead allocations expenses" according to "GAAP" principles.

4. The first instalment payment, and the shares of GAG, will be held in trust by Spectre pending the receipt of the required shareholder approval.

5. Upon the effective date of the approval of the shareholders of Spectre, Spectre will deliver the GAG shares to GBS, duly endorsed for transfer, and will deposit the first instalment payment to its account.

6. The eligible portion of the Net Cash Flow payment will be due on June 1. The amount will be based on GBS's financial statements as reviewed by GBS's external accountants and as agreed to by Spectre's auditors

GBS is prepared to submit funds immediately upon this offer being accepted by Spectre. Please evidence your agreement to the foregoing terms by signing this letter where indicated below and delivering a signed copy to the writer.

Yours truly

/s/ John Grant

John Grant

President

Acknowledged and agreed to this 12th day of December, 2002 by:

SPECTRE INDUSTRIES, INC.

Per: /s/ Peter Schulz Von Siemens
Authorized Signatory

SCHEDULE "B"

SPECTRE INDUSTRIES, INC.

CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS

Effective December 31, 2002, Spectre Industries, Inc. (the Company) sold its subsidiary, Grant Automotive Group, Inc. (GAG.) to Grant Brothers Sales, Ltd (GBS) for four payments of $50,000 each due on December 31, 2002, 2003, 2004, and 2005. In addition to the four annual payments GBS will pay the Company 33% of GAG's net cash flow for the fiscal years ended December 31, 2003, 2004, and 2005.

The enclosed condensed combined pro forma financial statements are for the year ended December 31, 2001 and for the nine month period ended September 30, 2002. These financial statements reflect the disposition of GAG. Effective January 1, 2001 and January 1, 2002 and give reference to the same as of September 30, 2002.

SPECTRE INDUSTRIES, INC.

CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS
	Consolidated Spectre & GAG Dec 31, 2001	Pro Forma Adjustments	Combined Spectre & GAG	GAG Year Ended Dec 31, 2001	Pro Forma Spectre Ind., Inc.* Year Ended Dec 31, 2001

REVENUES	$1,082,658	$-	$1,082,658	$944,324	$138,334
COST OF SALES	973,407	-	973,407	898,864	74,543
Gross Margin	109,251	-	109,251	45,460	63,791

EXPENSES
Depreciation	99,856	82,252	17,604	-	17,604
Consulting	216,948	-	216,948	-	216,948
General and administrative expenses	328,774	-	328,774	5,013	323,761
Total Expenses	645,578	82,252	563,326	5,013	558,313
Loss from Operations	(536,327)	(82,252)	(454,075)	40,447	(494,522)

OTHER INCOME (EXPENSE)
Other income	4,178	-	4,178	4,178	-
Interest expense	(7,177)	-	(7,177)	-	(7,177)
Interest income	19,877	-	19,877	112	19,765
Total Other Income (Expense)	16,878	-	16,878	4,290	12,588

LOSS BEFORE MINORITY INTEREST IN LOSS OF CONSOLIDATED SUBSIDIARIES	(519,449)	(82,252)	(437,197)	44,737	(481,934)

Minority interest in loss of consolidated subsidiaries	18,511	-	18,511	-	18,511

NET LOSS	(500,938)	(82,252)	(418,686)	44,737	(463,423)

OTHER COMPREHENSIVE LOSS
Foreign currency translation adjustments	83	-	83	-	83
Total Other Comprehensive Loss	83	-	83	-	83

TOTAL OTHER COMPREHENSIVE LOSS	$(500,855)	$(82,252)	$(418,603)	$44,737	$(463,340)

Basic loss per share:
Basic loss per share	$(0.02)		$(0.02)		$(0.02)

Weighted average shares outstanding	20,655,860		20,655,860		20,655,860

SPECTRE INDUSTRIES, INC.

CONDENSED COMBINED PRO FORMA BALANCE SHEET
	Consolidated Spectre & GAG Sep 30, 2002	Pro Forma Adjustments	Combined Historical Spectre & GAG Sep 30, 2002	GAG as of Sep 30, 2002	Pro Forma Spectre* as of Sep 30, 2002

ASSETS
Current Assets:
Cash	$105,663	$-	$105,663	$3,038	$102,625
Accounts receivable other	99,861	-	99,861	99,861	-
Accounts receivable other - Related party	-	-	-	41,000	(41,000)
Other receivable	1,115	-	1,115	-	1,115
Fixed assets, net	72,900	-	72,900	-	72,900
Total Current Assets	279,539	-	279,539	143,899	135,640

Other Assets:
Goodwill	494,111	411,261 (1)	82,850	-	82,850
Amortization - Goodwill	(193,784)	(164,505) (1)	(29,279)	-	(29,279)
Investments	-	-	-	-	-
Investment - GAG	-	- (1)	-	-	-
Note receivable - GAG	-	(32,683) (2)	32,683	-	32,683
Note receivable - GBS	-	(200,000) (1)	200,000	-	200,000
Deposits	-	-	-	-	-
Total Other Assets	300,327	14,073	286,254	-	286,254
TOTAL ASSETS	$579,866	$14,073	$565,793	$143,899	$421,894

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
Accounts payable	$237,650	$-	$237,650	$86,707	$150,943
Accounts payable - related party	-	-	-	32,683	(32,683)
Accrued liabilities	8,179	-	8,179	1,839	6,340
Total Current Liabilities	245,829	-	245,829	121,229	124,600

Long-Term Liabilities:
Notes payable - Related Party	67,845	-	67,845	-	67,845
Notes payable - Spectre Industries, Inc.	-	(32,683) (2)	32,683	-	32,683
Total Long-Term Liabilities	67,845	(32,683)	100,528	-	100,528
Total Liabilities	313,674	(32,683)	346,357	121,229	225,128

Minority Interest:	-	-	-	-	-

Stockholders' Equity:
Common stock	20,655	-	20,655	-	20,655
Additional paid-in capital	11,898,111	(88,739) (1)	11,986,850	88,739	11,898,111
Currency adjustment	(252)	-	(252)	(3,714)	3,462
Retained deficit	(11,652,322)	135,495 (1) (3)	(11,787,817)	(62,355)	(11,725,462)
Total Stockholders' Equity	266,192	46,756	219,436	22,670	196,766

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$579,866	$14,073	$565,793	$143,899	$421,894

* Reflects Spectre Industries, Inc.'s consolidated balances without GAG.

(1) Reflects the elimination of Spectre Industries, Inc.'s investment in GAG and recording of the sale of GAG to GBS for the note receivable of $200,000.

(2) Reflects the elimination of Spectre Industries, Inc.'s loan to GAG.

SPECTRE INDUSTRIES, INC.
CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS
	Consolidated Spectre & GAG Sep 30, 2002	Pro Forma Adjustments	Combined Spectre & GAG Sep 30, 2002	GAG Year Ended Sep 30, 2002	Pro Forma Spectre Ind., Inc.* Nine months ended Sep 30, 2002
REVENUES	$959,085	$-	$959,085	$739,935	$219,150
COST OF SALES	890,586	-	890,586	785,184	105,402
Gross Margin	68,499	-	68,499	(45,249)	113,748

EXPENSES
Depreciation	18,064	-	18,064	-	18,064
Consulting	172,997	-	172,997	-	172,997
General and administrative expenses	287,353	-	287,353	2,817	284,536
Total Expenses	478,414	-	478,414	2,817	475,597
Loss from Operations	(409,915)	-	(409,915)	(48,066)	(361,849)

OTHER INCOME (EXPENSE)
Other income	-	-	-	-	-
Interest expense	(7,597)	-	(7,597)	-	(7,597)
Interest income	844	-	844	63	781
Loss on sale of GAG	-	(135,495)	135,495	-	135,495
Total Other Income (Expense)	(6,753)	(135,495)	(128,472)	63	128,679

LOSS BEFORE MINORITY INTEREST IN LOSS OF CONSOLIDATED SUBSIDIARIES	(416,668)	(135,495)	(281,173)	(48,003)	(233,170)

Minority interest in loss of consolidated subsidiaries	-	-	-	-	-

NET LOSS	(416,668)	(135,495)	(281,173)	(48,003)	(233,170)

OTHER COMPREHENSIVE LOSS
Foreign currency translation adjustments	587	-	587	-	587
Total Other Comprehensive Loss	587	-	587	-	587

TOTAL OTHER COMPREHENSIVE LOSS	$(416,081)	$(135,495)	$(280,586)	$(48,003)	$(232,583)

Basic loss per share:
Basic loss per share	$(0.02)		$(0.01)		$(0.01)

Weighted average shares outstanding	20,655,860		20,655,860		20,655,860

SCHEDULE "C"

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-KSB

(Mark One)

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15( ) OF THE SECURITIES
EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2001

OR

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15( ) OF THE
SECURITIES EXCHANGE ACT OF 1934

For the transition period from ___________ to _________

Commission File number 0-30573

SPECTRE INDUSTRIES, INC.
(Exact Name of Small Business Issuer Specified in Its Charter)

NEVADA
(State or Other Jurisdiction of Incorporation or Organization)

98-0226032
(IRS Employer Identification No.)

260 East Esplanade Unit 6, North Vancouver, British Columbia, Canada V7L 1A3
(Address, Including Zip Code of Principal Executive Offices)

(604) 984 0400
Telephone Number

Securities to be Registered Pursuant to Section 12(b) of the Act:
NONE

Securities to be Registered Pursuant to Section 12(g) of the Act:
COMMON STOCK, $.001 PAR VALUE
(Title of Class)

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subhject to such filing requirements for the past 90 days. Yes [ ] No [X]

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-B is not contained herein, and will not be contained, to the best of the Registrant's knowledge, in definitive proxy or information statements incorporated by reference to Part III of this Form 10-KSB or any amendment to the Form 10-KSB. [X]

Registrant's revenues for its most recent fiscal year were $1,082,658.

The aggregate market value of voting stock held by nonaffiliates of the Registrant was approximately $8,811,696 as of December 31, 2001, based upon the closing price ($0.46) on the interdealer quotation system as reported for December 31, 2001. Shares of common stock held by each executive officer and director and by each person who beneficially owns more than 5% of the outstanding common stock have been excluded in that such persons may under certain circumstances be deemed to be affiliates. This determination of executive officer or affiliate status is not necessarily a conclusive determination for other purposes.

There were 20,655,860 shares of common stock issued and outstanding as of December 31, 2001.

PART I

ITEM 1. DESCRIPTION OF BUSINESS

This annual report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled "Risk Factors", that may cause our company's or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Our financial statements are stated in United States Dollars (US$) and are prepared in accordance with United States Generally Accepted Accounting Principles. In this annual report, unless otherwise specified, all dollar amounts are expressed in United States dollars. All references to CDN$ refer to Canadian dollars.

As used in this annual report, the terms "we", "us", "our" and "Spectre Industries" mean Spectre Industries, Inc. and our wholly-owned subsidiary, unless otherwise indicated.

GENERAL

Spectre Industries, Inc. was incorporated in the State of Nevada on May 13, 1986 under the name Abercrombie, Inc. On June 6, 1995, our name was changed to Spectre Motor Cars, Inc. We changed our name to Spectre Industries, Inc. on November 6, 1997, and through our wholly owned subsidiaries, Spectre Supersports Ltd. and Spectre Cars UK Ltd., we sought to develop sports cars in the United Kingdom. In June of 1997, these subsidiaries went into voluntary receivership, and on August 8, 1997, a company controlled by an unrelated third party acquired all of their assets.

Subsequent to the liquidation of our subsidiaries, as discussed above, we ceased our efforts in developing sports cars. In December 1997, we retained the services of I.S. Grant & Company, Ltd. ("Grant & Co.") to assist in exploring additional opportunities in the automotive after-market.

In June 1998, Mr. Ian S. Grant, President of Grant & Co., was appointed to serve as our President and a director. See Item 12 "Certain Relationships and Related Transactions".

Mr. Grant assisted us with the acquisition of our 100% owned subsidiary, Grant Automotive Group, Inc., an Ontario corporation ("GAG"), from Grant Brothers Sales, Ltd. ("GBS"). Mr. Grant was an officer, director and shareholder of both GBS and our company at the time. As part of a Management Services Agreement (the "Management Services Agreement") entered into concurrently with that transaction, GBS received an aggregate of 450,000 shares. Through his ownership interest in GBS, Mr. Grant holds a beneficial interest in those shares. See Item 11 "Security Ownership of Certain Beneficial Owners and Management" and Item 12 "Certain Relationships and Related Transactions".

We initially acquired all of the shares of GAG from GBS, a Canadian manufacturers' representative of automotive parts, on January 1, 1999. GBS had previously agreed to transfer to GAG, upon closing of the sales of GAG shares to us, the business conducted by its traditional automotive division and heavy-duty division, consisting of the representation of approximately 53 manufacturers of parts used in the automotive after-market industry.

After the completion of our review, we re-negotiated a new Share Purchase Agreement, dated January 1, 2000, pursuant to which we again acquired from GBS all of the shares of GAG for a cash consideration of $500,000, effective January 1, 2000. As part of this transaction, we entered into the Management Services Agreement with GBS to provide managerial, sales and office support services to GAG for a term of five years. By restructuring the purchase price and the Management Services Agreement, we received an extended period of time to determine whether the results of GAG, while being managed by GBS despite no longer being owned by GBS, would be sustained before we would be required to commit additional funds toward the purchase. The Management Services Agreement provides GBS with a strong incentive to operate GAG efficiently and successfully. Further, it was clear that raising additional capital for our company would be difficult until GAG had been overseen and operated by our company for a substantial period of time.

Pursuant to the amended Management Services Agreement, GBS has agreed to operate GAG's business in exchange for a share of the net cash flow generated thereby and the issuance of 450,000 shares of our common stock. GBS agreed to pay GAG the first $50,000 of net cash flow generated each year in excess of GBS's direct expenses incurred in managing GAG. During the years 2000 and 2001, GBS agreed to prepay and guarantee such amount in two installments of $25,000 each, on June 30 and December 31 of the foregoing years. GBS will then be entitled to the next $100,000 of net cash flow. Thereafter, any net cash flow remaining will be distributed 47.5% to GAG and 52.5% to GBS.

In the event that GAG elects to pay to GBS the Net Cash Flow Increase Payment on or prior to January 1, 2005, GAG's share of the remaining net cash flow will be increased to 95% and GBS's management fee will decrease to 5%. The Net Cash Flow Increase Payment is $423,058. See Item 12 "Certain Relationships and Related Transactions".

Through GAG, we operate as a manufacturers' representative for manufacturers of products for the automotive parts after-market industry in the wholesale market within Canada. GAG acts as sales agent to wholesale distributors of after-market automotive parts. It does not sell to mass retail merchandisers that sell many products both related and unrelated to the automotive industry. GAG has expanded its representation business to include software developers who have created products directly applicable for use in this market. In general, GAG is compensated by manufacturers for its services on a commission basis.

In order to operate GAG, we compensate GBS with a commission pursuant to the Management Services Agreement. To operate our non-GAG activities, we entered into an agreement with Grant & Co. whereby the services of Mr. Ian S. Grant are provided to us. These activities include the evaluation of acquisitions, ongoing corporate financing and reporting requirements, supervision of GBS's management of GAG, as well as our other activities. Mr. Grant is paid solely by Grant & Co. for services rendered to us. See Item 12 "Certain Relationship and Related Transactions" and Item 10 "Executive Compensation".

We hold 51% of the outstanding common stock of Bigoni-Stiner, Inc., an independent agency in Washington State. We acquired this interest on January 1, 2000, pursuant to our strategy to acquire interests in small independent representatives in the United States automotive after-market industry. In general, we will seek to acquire a 51% ownership interest in such agency acquisitions, payable as 20% on the date of purchase, with the balance represented by a non-interest bearing promissory note, payable in equal annual instalments over four years. The purchase price is expected to be one time revenue for the fiscal year or twelve month period ending immediately prior to the purchase. The purchase price will generally be subject to adjustment in the event that the revenues in any particular year differ from those of the base year on which the purchase price was calculated. The purchase of our interest in Bigoni-Stiner was on those general terms. We will attempt to structure such investments so that our capital investment will not be substantial and therefore would not likely require us to raise additional capital in order to complete such an acquisition. There is no assurance that additional opportunities will be available to us on similar terms and conditions.

In an effort to diversify our business operations on September 4, 2001, we completed the acquisition a 54% interest in Auto Photo Kiosk GmbH ("APK"), a German corporation, pursuant to a partnership agreement dated January 24, 2002 (the "APK Agreement"), between our company and the three other owners of APK (the "APK Stakeholders"), Joachim Zweifel, Gerhild Voigtlaender, both businesspersons resident in Germany, and Vending Concept GmbH, a private corporation located in Switzerland. Under the terms of the APK Agreement, we obtained our interest in APK in consideration for the payment of 27,000 Euros, or approximately $23,000.

APK was incorporated on September 4, 2001 for the purposes of providing for the purchase, sale, distribution and rental or operation of automated photo kiosks and related products in major public access areas, primarily in Germany.

We have also agreed to loan a total of up to 264,000 Euros, or approximately $232,000, to APK, subject to pro-rata contributions from the APK Stakeholders, which is to bear interest at 1% per annum above prime at the European Central Bank, redeemable on six months notice no earlier than December 31, 2003.

BUSINESS STRATEGY

Our ongoing strategy is to strengthen our position as a manufacturers' representative in the Canadian automotive parts after-market. We intend to accomplish this by continuing to seek out existing manufacturers' representative agencies as candidates that would require minimal capital expenditure, and that we believe are ripe for development through managerial expertise provided through GAG and GBS. There is no assurance that such acquisitions will be available on favourable terms, nor is there any assurance that the anticipated growth of such acquisitions will come to fruition. In addition, we will continue to seek to diversify our operations outside of the automotive industry, should we identify suitable acquisition candidates. See Item 6 "Management's Discussion and Analysis or Plan of Operation".

MARKET AND INDUSTRY

The North American Automotive After-market

The automotive aftermarket is a significant sector of the United States economy. It employs 3.7 million people. This industry encompasses all products and services for light and heavy-duty vehicles after the original vehicle purchase, including replacement parts, accessories, lubricants, appearance products and service repairs, as well as the tools and equipment necessary to make the repair. The service repair market includes all parts, chemicals and accessories as well as labor required for the repair or maintenance of cars and light trucks.

The automotive aftermarket is an increasingly complex and competitive business that is undergoing profound change. Industry consolidation over the past decade has left fewer market players, while manufacturing improvements in parts quality for new vehicles has contributed to the flattening of aftermarket sales growth.

Factors Affecting the Automotive Aftermarket

Based on our experience, we believe that the state of the North American economy directly impacts the automotive aftermarket. During economic expansions, consumer demand increases for durable and non-durable goods including automotive aftermarket products. In recessionary periods, however, consumers delay vehicle purchases and postpone routine maintenance for existing vehicles, which creates falling demand for aftermarket products. During the then subsequent economic recovery, demand for aftermarket products and services increases.

Improvements in new vehicle technology and higher quality parts and components have lengthened replacement cycles and contributed to slower growth in service repair sales. According to AIA Canada, the expertise, diagnostic tools and parts necessary to repair computerized vehicles as well as closed systems used by vehicle manufacturers have led to a shortage of automotive technicians and shifted some repairs away from independent repair facilities to OEM-trained personnel at dealerships. New vehicle technology and changing population demographics such as the ageing, wealth and time constraints of the population have decreased the number of retail consumers, capable of or willing to tackle heavy repairs and contributed to a shift in light DIY repair.

SALES AND MARKETING

We have entered into the Management Services Agreement with GBS to manage the business operations of GAG. See Item 12 "Certain Relationships and Related Transactions". Pursuant to the Management Services Agreement, GBS is required to utilize its sales employees and office support staff to continue the operations of the sales representation business conducted by GAG. This includes 14 sales people and 8 office support staff.

We will continue our traditional sales and marketing activities, with respect to advertising, trade show presence and direct sales calls.

CUSTOMERS

We represent approximately 53 manufacturers and sell to approximately 1,000 wholesale customers located in Canada. 15.8% of our sales are represented by the sales of products on behalf of one manufacturer. Of the customers to whom we sell products on behalf of manufacturers, none account for in excess of 10% of our sales.

COMPETITION

Our competitors include other representative agencies in Canada and the United States, as well as a variety of Internet based companies. We expect competition from companies using the Internet as a marketing and distribution tool in the automotive after-market to increase in the future. Direct on-line competitors include online parts sellers and vendors of other component based products. Indirect competitors include companies who may offer component parts as an extension to their existing product lines as well as manufacturers and retail vendors of parts and accessories, including large specialty parts sellers that have significant brand awareness, sales volume and customer bases. Additionally, traditional "brick-and-mortar" companies have built e-commerce sites.

RELATIONSHIPS WITH SUPPLIERS

Through GAG, we represent approximately 53 manufacturers and service providers in the automotive after-market. The agreements with such manufactures and service providers contain customary provisions with respect to commissions, sales of competing products and termination. Typically, these agreements are terminable by either party on notice on between 30 and 180 days, in accordance with standard industry practices. We are not dependant on any one supplier and believe that, in the event that our relationship with any one supplier is terminated, we would be able to replace that supplier's products line rapidly without disruption to our customer base. There are no minimum purchase commitment requirements or minimum inventory level requirements with these vendors that are applicable us.

EMPLOYEES

With the exception of our directors and officers, we have no direct employees. We are managed primarily by Ian S. Grant pursuant to the Consulting Agreement with Grant & Co. (the "Consulting Agreement"), dated June 1, 1998. Grant & Co. is a management consulting business controlled by Mr. Grant. Under the Consulting Agreement, Mr. Grant is obligated to provide 80% of his business time to our business operations for a period of 5 years.

The operations of GAG, our principal operating subsidiary, are conducted by GBS under the Management Services Agreement. The Management Services Agreement provides us with the use of GBS' sales and office support personnel, as well as GBS' space and equipment. In the event the Management Services Agreement is terminated, we have the right to directly hire all GBS employees who have spent in excess of 85% of their business time on GAG operations. None of these employees are represented by a labor union or subject to a collective bargaining agreement.

RISK FACTORS

Our shares are highly speculative and involve an extremely high degree of risk. Shareholders of our common stock should consider the following factors in evaluating our company and our business.

WE HAVE INCURRED SUBSTANTIAL LOSSES SINCE OUR INCEPTION

We have incurred net losses of $500,938 and $2,146,575 for the fiscal years ended December 31, 2001 and December 31, 2000, respectively. At December 31, 2001, we had an accumulated Stockholder Equity (Deficit) of $(11,235,655). The Stockholder Equity (Deficit) as of December 31, 2000 was $(10,734,717) as a result of ongoing losses. See "Part II - Financial Statements".

Since January 1, 2000, we have generated operating revenues. During the year ending December 31, 2001, total revenues amounted to $1,082,658, compared to $1,166,302 for the year ended December 31, 2000. Our principal operating subsidiary, GAG, is a manufacturer's representative in the automotive after-market. Our revenue is primarily derived from commissions earned by GAG on the sales of its principals' automotive and truck products to wholesale buyers.

We generated a gross margin of $109,251 for the year ending December 31, 2001. The gross margin percentage is 10.1% of revenue.

WE WILL HAVE ADDITIONAL CAPITAL REQUIREMENTS

Our future capital requirements will depend on many factors, including cash flow from operations, progress in developing new products, competing knowledge and market developments and an ability to successfully market our products. Our recurring operating losses and growing working capital needs will require that we obtain additional capital to operate our business before we have established that our business will generate significant revenue. We believe sufficient funds are available through current cash balances and revenues from operations for ongoing operating costs and capital expenditures in the short term. We have projected that we will require approximately $300,000 in additional financing over the period ending December 31, 2002 in order to accomplish our goals and satisfy our capital expenditure obligations . However, there is no assurance that actual cash requirements will not exceed our estimates.

If we were unable to obtain financing in amounts and on terms deemed acceptable, our continuing business and future success would be adversely affected.

WE HAVE A LIMITED OPERATING HISTORY

We have a limited operating history in the automotive after-market parts business. However, both GBS and the continuing operations of GAG have a 50-year history in this industry.

Our business and prospects must be considered in light of the risks, expenses and difficulties that companies encounter in the early stages of development. As our competitors include on-line and e-commerce businesses, as well as traditional industry competitors, many of whom have substantially greater capital and operating resources than we do, the competitive risks are great and include risks related to customer and supplier satisfaction, expansion of supplier networks, the limitations inherent in representative agreements as to duration and termination and our ability to continue to identify, attract, retain and motivate qualified personnel, directly and indirectly through GBS, which provides management for our principal operating subsidiary, GAG. There can be no assurance that we will be able to operate successfully or profitably.

CONFLICTS OF INTEREST MAY EXIST

We are operated primarily by Ian S. Grant through the Consulting Agreement with Grant & Co., a management consulting business controlled by Mr. Grant. Mr. Grant is obligated under the Consulting Agreement to provide 80% of his business time to our operations. As a result, there may be potential conflicts of interest including, among other things, time and effort, which may result from participation by Mr. Grant in other business ventures, including without limitation, GBS. In addition, Mr. Grant is a consultant to, as well as a 20% shareholder and director of, GBS, which operates a substantial part of our business. Mr. Grant receives compensation from GBS for strategic planning, marketing and sales management as well as for serving as an executive officer and director. Mr. Grant receives compensation from GBS in the amount of $5,800 per month. This agreement has been in effect for 5 years. Mr. Grant will resolve any conflicts that arise by exercising his judgment in a manner consistent with his fiduciary duties to our company and in the best interests of our company. See Item 10 "Executive Compensation".

FINANCIAL RESULTS MAY FLUCTUATE AND MAY BE DIFFICULT TO FORECAST

Our operating results are affected by a wide variety of factors that could adversely impact our net sales and operating results. These factors, many of which are beyond our control, include our ability to attract and retain manufacturers and deal with our customers, our ability to control gross margins, our ability to timely process orders and maintain customer satisfaction, the availability and pricing of parts from suppliers, the amount and timing of costs relating to expansion of operations, suppliers' delays in shipments to customers as a result of computer systems failures, strikes or other problems within or without such suppliers control, delays in processing orders as a result of computer systems failures and general economic conditions. Our ability to increase our sales and marketing efforts to stimulate customer demand and our ability to maintain customer satisfaction and maintain satisfactory delivery schedules are important factors in our long-term prospects. A slowdown in demand, general economic conditions or other general economic factors could adversely affect our operating results.

NO ASSURANCE OF SUCCESSFUL ACQUISITIONS

We intend to evaluate additional acquisitions of, and alliances with, other companies, including small independent representatives in the automotive after-market, which could complement and expand our existing business. There can be no assurance that suitable acquisition or joint venture candidates can be identified or that, if identified, adequate and acceptable financing sources will be available to us that would enable us to consummate such transactions or expansions. Furthermore, there can be no assurance that we will be able to integrate successfully such acquired companies into our existing operations, to manage effectively the resulting expanded operations or to obtain increased revenue opportunities and cost reductions that are expected to occur as a result of anticipated synergies, all of which could increase our operating expenses in the short-term and materially and adversely affect our results of operations. Moreover, any acquisition by us may result in potentially dilutive issuances of equity securities, the incurrence of additional debt, and amortization of expenses related to goodwill and intangible assets, all of which could adversely affect our profitability.

Acquisitions involve numerous risks, such as the diversion of the attention of our management from other business concerns, unforeseen liabilities that may arise in connection with the operation of acquired businesses and the potential loss of key employees of the acquired company, all of which could have a material adverse effect on our business, financial condition, and results of operations.

MANUFACTURER RELATIONSHIPS ARE CRITICAL

We are highly dependent upon our relationships with manufacturers and service providers in the automotive after-market. Representative agreements with such manufacturers and service providers are generally terminable on between 30 and 180 days notice, in accordance with standard industry practices. While we believe that we can generally replace our suppliers with competitors, there is no assurance that this can be accomplished in due course or on the same or similar terms. The manufacturers and service providers that we represent process and ship merchandise directly to customers. We have limited control over shipping procedures, and shipments by these suppliers could be delayed by factors beyond our control. We will be significantly harmed if we are unable to develop and maintain satisfactory relationships with suppliers on acceptable commercial terms, or if the quality of service provided by these suppliers falls below a satisfactory standard.

WE FACE INTENSE COMPETITION IN THE INDUSTRY

The traditional automotive parts after-market is and always has been intensely competitive. We compete with a number of large and small companies, some of which have greater market recognition and substantially greater financial, marketing, distribution and other resources than we do. We currently compete principally on the basis of performance, dependability and prices of products and our ability to deliver finished products to its customers on a timely basis. Our ability to compete successfully depends on a number of factors both within and outside our control, including the quality, prices and performance of our suppliers' products, the quality of our customer service, our efficiency in filling customer orders, the ability of our suppliers to meet delivery schedules, and general market and economic conditions. In addition, our competitors may establish cooperative relationships among themselves or directly with suppliers to obtain exclusive or semi-exclusive sources of parts.

It is possible that new competitors or alliances among competitors and suppliers may emerge and rapidly acquire market share. In addition, manufacturers may elect to sell their parts directly. If any of these things occur, our business would be significantly harmed.

The e-commerce aspect of the automotive after-market is new, rapidly evolving and intensely competitive, and we expect competition to intensify in the future. This may have an adverse effect on our competitive position in our traditional marketing efforts as well. Barriers to e-commerce entry are minimal, and competitors may develop and offer similar services to those provided by us in the future. Our business could be severely harmed if we are not able to compete successfully against current or future competitors.

DEPENDENCE ON GBS AND OTHER THIRD PARTIES

We rely upon GBS to manage the day-to-day operations of GAG. While we have certain control over GBS through the Management Services Agreement with respect to its operations of GAG, we have no control over operations of GBS that are unrelated to GAG. To the extent that GBS experiences difficulties in its unrelated operations, the operations of GAG could be adversely impacted.

In addition, we also relies on our suppliers to timely ship parts ordered by customers. Although we believe that there are a number of alternative suppliers for each of the products, our operations would be adversely affected if we were unable to maintain a relationship with any of our current suppliers or if our current suppliers' operations were disrupted or terminated. We believe that the adverse effects of the loss of any such relationship would be neither long-standing nor material.

RELIANCE ON KEY PERSONNEL

Our future performance depends substantially on the continued service of our President and Chief Executive Officer, Ian S. Grant, and John D. Grant, President of GBS. John D. Grant, age 43, has been a key employee of GBS for over 20 years and is the GBS employee responsible for the Management Services Agreement, including the sales activities and search activities for potential acquisitions. Our success will depend upon our ability to attract, retain and motivate qualified personnel. The loss of the services of Ian S. Grant and/or John D. Grant could have a material adverse effect on our operations. We have no key person life insurance on the life of Ian S. Grant. GBS has key person life insurance on the life of John D. Grant. To the best of our knowledge, GBS has no key person life insurance for its senior employees or other key personnel and we do not anticipate that any independent agency that we may acquire will have key person life insurance for its senior management.

FUTURE SALES OF COMMON STOCK MAY ADVERSELY AFFECT MARKET PRICE

As of December 31, 2001, there were 20,655,860 shares of our common stock issued and outstanding, held by approximately 108 holders of record. Of the 20,655,860 shares of our common stock outstanding, 10,227,449 shares are free trading and 10,428,410 shares are restricted as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The Securities Act and Rule 144 promulgated thereunder place certain prohibitions on the sale of such restricted securities.

Such restricted shares will not be eligible for sale in the open market without registration except in reliance upon Rule 144 under the Securities Act. If a substantial number of the shares owned by the existing shareholders were sold pursuant to Rule 144 or a registered offering, the market price of our common stock could be adversely affected.

VOLATILITY OF STOCK PRICE

The markets for equity securities have been volatile and the price of our common stock could be subject to wide fluctuations in response to quarter-to-quarter variations in operating results, news announcements, trading volume, sales of common stock by our officers, directors and principal shareholders, general trends, changes in the supply and demand for our shares and other factors.

TRADING OF OUR STOCK MAY BE RESTRICTED BY THE SEC'S PENNY STOCK REGULATIONS WHICH MAY LIMIT A STOCKHOLDER'S ABILITY TO BUY AND SELL OUR STOCK.

The U.S. Securities and Exchange Commission has adopted regulations which generally define "penny stock" to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and "accredited investors." The term "accredited investor" refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer's account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer's confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in and limit the marketability of, our common stock.

LACK OF DIVIDENDS

We have never paid any cash dividends on our common stock and do not currently anticipate that we will pay dividends in the foreseeable future. Instead, we intend to apply earnings to the expansion and development of our business.

ITEM 2. DESCRIPTION OF PROPERTY

We lease 1,000 square feet of office space at 260 East Esplanade Unit 6, North Vancouver, British Columbia, Canada, V7L 1A3. The rent is approximately $6,840 annually ($570 per month). We do not own or otherwise lease any other real property. GAG operates in the space owned by GBS located at 1860 Gage Court, Mississauga, Ontario, Canada, L5S 1A1.

ITEM 3. LEGAL PROCEEDINGS

There are no legal proceedings to which we are a party and we have no knowledge of any actions, suits, orders, investigations or claims pending or threatened against or affecting us.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No matters were submitted to a vote of security holders during the year ended December 31, 2001.

PART II

ITEM 5. MARKET FOR OUR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our common stock is listed on the National Quotation Bureau Pink Sheets under the symbol STND. The following table set forth below presents the range, on a quarterly basis, of the high and low closing prices per share of our common stock as reported for the fiscal years ended December 31, 2001 and 2000. Such quotations reflect inter-dealer prices, without retail markup, markdown or commission, and may not represent actual transactions.

2000:
First Quarter	.875	.250
Second Quarter	1.250	.520
Third Quarter	1.625	.500
Fourth Quarter	1.53	0.70
2001:
First Quarter	1.531	1.203
Second Quarter	1.297	0.70
Third Quarter	0.68	0.35
Fourth Quarter	0.60	0.30

As of December 31, 2001, there were 20,655,860 shares of common stock outstanding held by approximately 108 holders of record.

We have not declared or paid any cash dividends on our common stock and do not intend to declare or pay any cash dividends in the foreseeable future. We intend to retain future earnings, if any, to finance the development and expansion of our business. The payment of dividends, if any, is within the discretion of the Board of Directors and will depend on our earnings, if any, our capital requirements and financial condition and such other factors as the Board of Directors may consider.

Recent Sales of Unregistered Securities

We did not sell any unregistered securities during the quarter ended December 31, 2001.

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Net loss for the year ending December 31, 2001 was $500,938 or $0.02 per share. This compares to a net loss of $2,146,575 or $0.13 per share for the same period in the prior year. Our net loss decreased $1,645,637 for the year ended December 31, 2001 compared to the same period ended December 31, 2000. The decrease in net losses was primarily due to the expense associated with the discount on an induced debenture conversion, which was incurred during the period ended September 30, 2000.

For the year ended December 31, 2001, we reported $1,082,658 in revenues. All of our revenues have been generated through commissions earned by our principal operating subsidiary, GAG, on sales of its principals' automotive and heavy-duty parts products in the North American automotive after-market. We had operating revenues of $1,166,302 in the prior year.

The Stockholder Equity (Deficit) as of December 31, 2001 was $(11,235,655) as a result of ongoing losses. At December 31, 2000, we had Stockholder Equity (Deficit) of $(10,734,717).

General and administration expenses decreased for the year ended December 31, 2001, over the comparative period ending December 31, 2000 from $627,362 to $328,774 primarily due to an decreases in professional fees. Professional fee decreased due to a decrease in legal fees and fees payable to our independent auditor, as a result of our clearing comments our Registration Statement that we initially filed with the Securities and Exchange Commission on May 8, 2000.

During the next 12 months, we expect to devote our resources to increasing GAG's sales volume and profitability and to pursuing the opportunities arising out of the acquisition of our interest in APK. In addition, we will continue our efforts to locate potential candidates for acquisition in the automotive after-market parts business in the United States and Canada. It is expected that such acquisitions will be of interest in agencies such as Bigoni-Stiner, which are small in size (both as to revenues and, in the short term, potential profitability) and which will not require substantial capital expenditures in terms of either purchasing an interest for us or for developing the acquired company's business operations. As a consequence, it is expected that such acquisitions will not have a material impact on our revenues and/or profitability until they have been developed through our participation in such an acquired company's management. There is no assurance that our efforts will be successful or that we have or will be able to acquire the necessary management resources to effect its business plan.

There are many events and factors in connection with the development of our business operations over which we have little or no control, including without limitation marketing difficulties, lack of market acceptance of new products we and/or companies which we represent may develop, superior competitive products based on future technological innovation and continued growth of e-commerce businesses. There can be no assurance that future operations will be profitable or will satisfy future cash flow requirements.

The comparative non-cash expenses for the years ended December 31, 2000 and December 31, 2001 are listed below:
	For the Years Ended December 31
	2001	2000

Common stock issued for services	0	112,500
Bad debt expense	0	17,692
Issuance and conversion of debentures at less than fair market value	0	1,261,630
Amortization expense	96,893	96,892
Depreciation expense	2,964	55
Currency translation adjustment	83	(922)
Total non-cash expenses	99,940	1,487,847

We have incurred operating losses since inception. The continuation of our business is dependent upon the continuing financial support of our creditors and stockholders, obtaining further financing, and, finally, achieving a profitable level of operations. There are, however, no assurances that we will be able to generate further funds required for our continued operations.

LIQUIDITY AND CAPITAL RESOURCES

Our principal capital requirements to date have been the funding of ongoing operations. Net cash used in operating activities for the year ended December 31, 2001 was $(413,309) compared to net cash used in operating activities of $(365,385) during the year ended December 31, 2000. The increase in cash used in operating activities is substantially attributed to an increase in accounts receivable. Lack of operating cash flow to date requires that we carefully manage funds generated from financing activities. However, during the year ended December 31, 2001, we did not engage in any material financing or investing activities. Accounts payable and accrued liabilities are watched particularly closely.

Net cash used in investing activities during the year ended December 31, 2001 was $81,172 (2000 - $50,998). For the year ended December 31, 2001, we did not generate any funds from the issuance of stock. For the year ended December 31, 2000, we generated $1,189,300 in gross proceeds from the issuance of stock. The net decrease in cash during the year ended December 31, 2001 was $(473,007), leaving us with a cash balance at the year end of $337,336.

We do not believe that we currently are, or in the foreseeable future will be, able to receive any funds through a public offering of our securities. Accordingly, if additional capital is required, we will continue to seek financing from investors in private placements in the United States and Europe in order to finance the growth of our business. Based upon our current plan of operation, we estimate that we will require $300,000 in further financing resources together with funds generated by GAG and APK, to fund our current working capital requirements and other capital expenditure obligations through December 31, 2002.

Our capital resources have been limited. The income which we have generated from business operations has not been sufficient to cover our operational expenses, and as a result, in the past, we have also relied on the sale of equity and debt shares for the cash required for our operations. We only have one current commitment presently contemplated for a material capital expenditure that is over normal operating requirements, and that is for the funds that we are to provide to APK pursuant to our obligation to advance APK a loan of up to 264,000 Euros, or approximately $232,000.

As noted, our working capital or cash flows are not sufficient to fund ongoing operations and commitments. Our ability to settle our liabilities as they come due, and to fund our commitments and ongoing operations, is dependant upon our ability to generate increased revenues and obtain additional financing by way of debt, equity or other means. There can be no assurances that we can obtain such additional financing on terms reasonably acceptable to us or at all. The lack of capital may force us to curtail our operating activities and potential investment activities.

In the event that our plans or assumptions change or prove inaccurate (due to the inability on the part of our principal operating subsidiary to sign any significant sales agreements or generate revenues, unfavourable economic conditions or other unforeseen circumstances), there can be no assurance that such additional financing would be available to us, or if available, that the terms of such additional financing will be acceptable to us.

ITEM 7. FINANCIAL STATEMENTS

SPECTRE INDUSTRIES, INC. AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2001

C O N T E N T S

Independent Auditors' Report 3

Consolidated Balance Sheet 4

Consolidated Statements of Operations 6

Consolidated Statements of Stockholders' Equity 8

Consolidated Statements of Cash Flows 9

Notes to the Consolidated Financial Statements 11

INDEPENDENT AUDITORS' REPORT

Spectre Industries, Inc. and Subsidiaries

Board of Directors

Vancouver, British Columbia

We have audited the accompanying consolidated balance sheet of Spectre Industries, Inc. and Subsidiaries as of December 31, 2001 and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 2001 and 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Spectre Industries, Inc. and Subsidiaries as of December 31, 2001 and the results of their operations and their cash flows for the years ended December 31, 2001 and 2000 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 12 to the consolidated financial statements, an error was discovered by management of the Company during the current year regarding the granting of stock options to Directors at less than market value during 2000 which resulted in the understatement of previously reported amounts of net loss for the year ended December 31, 2000 and additional paid in capital as of December 31, 2000. An adjustment has been made to correct the error.

/s/ HJ & Associates, LLC

HJ & Associates, LLC

Salt Lake City, Utah

April 10, 2002

ASSETS
December 31, 2001
CURRENT ASSETS
Cash and cash equivalents	$337,336
Accounts receivable, net (Note 2)	103,953
Other receivable - related party	24,826
Other receivable	20,320

Total Current Assets	486,435

FIXED ASSETS, NET (Note 2)	99,507

OTHER ASSETS
Deposits	12,684
Goodwill, net (Note 8)	290,677
Equity investment (Note 6)	-
Note and interest receivable, net (Note 5)	-

Total Other Assets	303,361

TOTAL ASSETS	$889,303

The accompanying notes are an integral part of these consolidated financial statements.

LIABILITIES AND STOCKHOLDERS' EQUITY
December 31, 2001
CURRENT LIABILITIES
Accounts payable	$53,496
Accounts payable - related party (Note 7)	49,244
Accrued expenses	17,063
Notes payable - related parties (Note 9)	13,247

Total Current Liabilities	133,050

LONG-TERM DEBT

Notes payable - related parties (Note 9)	76,902

Total Long-Term Debt	76,902

Total Liabilities	209,952

Minority interestS in consolidated subsidiarIES	2,095

STOCKHOLDERS' EQUITY

Common stock, $0.001 par value, 100,000,000 shares authorized, 20,655,860 shares issued and outstanding	20,655
Additional paid-in capital	11,893,095
Other comprehensive (loss)	(839)
Accumulated deficit	(11,235,655)

Total Stockholders' Equity	677,256

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$889,303

The accompanying notes are an integral part of these consolidated financial statements.

	For the Years Ended December 31,
	2001	2000
		(Restated)

REVENUES	$1,082,658	$1,166,302

COST OF SALES	973,407	912,514

Gross Margin	109,251	253,788

EXPENSES

Discount on induced debenture conversion	-	1,261,630
Bad debt expense	-	17,692
General and administrative	328,774	627,362
Depreciation and amortization expense	99,856	96,948
Consulting expense	216,948	309,288

Total Expenses	645,578	2,312,920

Loss from Operations	(536,327)	(2,059,132)

OTHER INCOME (EXPENSE)

Other income	4,178	-
Interest income	19,877	21,958
Interest expense	(7,177)	(109,401)

Total Other Income (Expense)	16,878	(87,443)

LOSS BEFORE MINORITY INTEREST IN LOSS OF CONSOLIDATED SUBSIDIARIES	(519,449)	(2,146,575)

Minority interest in loss of consolidated subsidiaries	18,511	-

NET LOSS	(500,938)	(2,146,575)

OTHER COMPREHENSIVE LOSS

Foreign currency translation adjustments	83	(922)

Total Other Comprehensive Loss	83	(922)

TOTAL OTHER COMPREHENSIVE LOSS	$(500,855)	$(2,147,497)

	For the Years Ended December 31,
	2001	2000
		(Restated)
BASIC LOSS PER SHARE

Net Loss	$(0.02)	$(0.13)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	20,655,860	16,471,524

The accompanying notes are an integral part of these consolidated financial statements.

	Common Stock Shares / Amount		Additional Paid-in Capital	Other Comprehensive Loss	Accumulated Deficit

Balance, December 31, 1999	12,106,450	$12,106	$7,109,442	$-	$(8,588,142)

Common sock issued for services at $0.25 per share	450,000	450	112,050	-	-

Common stock issued for payment of related party debt at $0.28 per share	1,210,000	1,210	338,800	-	-

Common stock issued for cash at $0.20 per share	300,000	300	59,700	-	-

Common stock issued for interest expense at $0.28 per share	100,000	100	19,538	-	-

Common stock issued for cash at $0.50 per share	2,541,600	2,541	1,268,259	-	-

Common stock issued for conversion of convertible debentures at $0.40 per share	3,802,500	3,803	1,517,197	-	-

Discount on induced conversion of debentures	-	-	1,261,630	-	-

Common stock issued for interest expense at $0.40 per share	145,310	145	57,979	-	-

Stock offering costs	-	-	(141,500)	-	-

Additional expense recorded through granting of options	-	-	290,000	-	-

Currency translation adjustment	-	-	-	(922)	-

Net loss for the year ended December 31, 2000 (Restated)	-	-	-	-	(2,146,575)

Balance, December 31, 2000	20,655,860	20,655	11,893,095	(922)	(10,734,717)

Currency translation adjustment	-	-	-	83	-

Net loss for the year ended December 31, 2001	-	-	-	-	(500,938)

Balance, December 31, 2001	20,655,860	$20,655	$11,893,095	$(839)	$(11,235,655)

The accompanying notes are an integral part of these consolidated financial statements.

	For the Years Ended December 31,
	2001	2000
		(Restated)

CASH FLOWS FROM OPERATING ACTIVITIES

Net Loss	$(519,449)	$(2,146,575)
Adjustments to reconcile net loss to net cash used by operating activities:
Common stock issued for services	-	112,500
Bad debt expense	-	17,692
Issuance and conversion of debenture at less than fair market value	-	1,261,630
Amortization expense	96,893	96,892
Expense on options granted	-	290,000
Depreciation expense	2,964	55
Currency translation adjustment	311	(922)
Changes in operating assets and liabilities:
(Increase) in accounts receivable	(15,624)	(16,001)
(Increase) in accounts receivable - related party	(24,826)	-
(Increase) in other receivables	(20,320)	-
(Increase) in deposits	(12,684)	-
Increase (decrease) in interest receivable	2,565	(2,565)
Increase (decrease) in accrued expenses	8,203	(12,195)
Increase in accounts payable	68,658	34,104

Net Cash (Used) by Operating Activities	(413,309)	(365,385)

CASH FLOWS FROM INVESTING ACTIVITIES

Increase in minority interest	20,378	-
Purchase of fixed assets	(101,550)	(998)
Payments for purchase of subsidiary	-	(50,000)

Net Cash (Used by Investing Activities)	(81,172)	(50,998)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from notes payable - related party	23,116	-
Proceeds from issuance of stock	-	1,189,300
Payments on notes payable - related party	(1,642)	(7,140)

Net Cash Provided by Financing Activities	$21,474	$1,182,160

The accompanying notes are an integral part of these consolidated financial statements.

	For the Years Ended December 31,
	2001	2000
		(Restated)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	$(473,007)	$765,777

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	810,343	44,566

CASH AND CASH EQUIVALENTS AT END OF YEAR	$337,336	$810,343

CASH PAID DURING THE PERIOD FOR:
Interest	$7,794	$79,371
Income taxes	$-	$-

SCHEDULE OF NON-CASH FINANCING ACTIVITIES

Common stock issued for debt	$-	$1,861,010
Common stock issued for services	$-	$112,500
Convertible debentures issued below fair market value	$-	$1,261,630
Common stock issued for interest expense	$-	$77,762
Notes payable issued to acquire subsidiary	$-	$75,815

The accompanying notes are an integral part of these consolidated financial statements.

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

The consolidated financial statements include those of Spectre Industries, Inc. and Subsidiaries (Spectre) and its wholly-owned subsidiary, Grant Automotive Group, Inc. (GAG), its 51% owned subsidiary Bigoni-Stiner & Associates, Inc. (Bigoni), and its 54% owned subsidiary Autophotokiosk (APK). Collectively, they are referred to herein as "the Company".

Spectre was organized under the laws of the State of Nevada on May 13, 1986. The Company plans to concentrate on the development of sales of automotive aftermarket supplies.

On January 1, 2000, Spectre acquired 100% of the issued and outstanding shares of GAG and 51% of the issued and outstanding shares of Bigoni, respectively, in a business combination (see Note 8).

GAG was incorporated under the laws of Ontario, Canada on December 16, 1998 for the purpose of being a representative for manufacturers of aftermarket automotive parts and accessories. On January 1, 2000, GAG commenced operations as a wholesale automotive business group.

Bigoni was incorporated under the laws of the State of Washington on August 16, 1989 under the name of Stiner-Solomon & Associates, Inc. On March 6, 1990, the Company changed its name to Bigoni-Stiner & Associates, Inc. Bigoni was incorporated to engage in the business of the sale of automobile parts, accessories and hardware.

APK was incorporated under the laws of Germany on September 4, 2001, for the purpose of conducting business in photo kiosks. Spectre was one of the original incorporators of APK and owns a 54% interest in APK.

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a. Accounting Method

The Company's consolidated financial statements are prepared using the accrual method of accounting. The Company has elected a December 31, year end.

b. Basic Loss Per Share - Continuing Operations

For the Year Ended December 31, 2001			For the Year Ended December 31, 2000
Loss (Numerator)	Shares (Denominator)	Per share Amount	Loss (Numerator)	Shares (Denominator)	Per Share Amount
			(Restated)		(Restated)

$(500,938)	20,655,860	$(0.02)	$(2,146,575)	16,471,524	$(0.13)

The computation of basic loss per share of common stock is based on the weighted average number of shares outstanding during the period of the consolidated financial statements. Fully diluted loss per share calculations are not presented as any stock equivalents are antidilutive in nature.

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

c. Provision for Taxes

At December 31, 2001, the Company has an operating loss carryforward available to offset future taxable income of approximately $4,168,000 which will expire in 2021. If substantial changes in the Company's ownership should occur, there would also be an annual limitation of the amount of NOL carryforwards which could be utilized. No tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

The income tax benefit differs from the amount computed at federal statutory rates of approximately 38% as follows:

	For the Years Ended December 31,
	2001	2000
		(Restated)

Income tax benefit at statutory rate	$190,092	$707,778
Change in valuation allowance	(190,092)	(707,778)

	$-	$-

Deferred tax assets (liabilities) are comprised of the following:
	For the Years Ended December 31,
	2001	2000
		(Restated)

Income tax benefit at statutory rate	$1,583,840	$1,393,748
Change in valuation allowance	(1,583,840)	(1,393,748)

	$-	$-

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carryforwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carryforwards may be limited as to use in future years.

d. Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

e. Use of Estimates

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

f. Concentrations of Risk

Cash

The Company maintains cash in various Swiss, German and Canadian accounts occasionally these amounts exceed insured limits.

Notes Receivable

Credit losses have been provided for in the consolidated financial statements and are based on management's expectations (Note 5).

Customers

The Company's subsidiary, Grant Automotive Group, Inc., represents approximately 53 manufacturers and sell to approximately 1,000 wholesale customers located in Canada. 15.8% of our sales are represented by the sale of products on behalf of one manufacturer. Of the customers to whom we sell products on behalf of manufacturers, none account for in excess of 10% of our sales.

g. Long-Lived Assets

In accordance with SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed of, long-lived assets, including goodwill associated with other long-lived assets, are evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

    Recent Accounting Pronouncements

The Company has adopted the provisions of FASB Statement No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (a replacement of FASB Statement No. 125.)" This statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities.

Those standards are based on consistent application of a financial-components approach that focuses on control. Under that approach, the transfer of financial assets, the Company recognized the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. This statement provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings.

This statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. This statement is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. The adoption of this principle had no material effect on the Company's consolidated financial statements.

The Company had adopted the provisions of FIN 44 "Accounting for Certain Transactions Involving Stock Compensation (an interpretation of APB Opinion No. 25.)" This interpretation is effective July 1, 2000. FIN 44 clarifies the application of Opinion No. 25 for only certain issues. It does not address any issues related to the application of the fair value method in Statement No. 123.

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

i. Recent Accounting Pronouncements (Continued)

Among other issues, FIN 44 clarifies the definition of employee for purposes of applying Opinion 25, the criteria for determining whether a plan qualifies as a noncompensatory plan, the accounting consequence of various modifications to the terms of a previously fixed stock option or award, and accounting for an exchange of stock compensation awards in a business combination. The adoption of this principle had no material effect on the Company's consolidated financial statements.

SFAS No.'s 141 and 142 -- In June 2001, the Financial Accounting Standards Board (FASB) adopted Statement of Financial Accounting Standards SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 is effective as to any business combination occurring after June 30, 2001 and certain transition provisions that affect accounting for business combinations prior to June 30, 2001 are effective as of the date that SFAS No. 142 is applied in its entirety, which will be January 1, 2002 for the Company. SFAS No. 142 is effective, generally, in fiscal years beginning after December 15, 2001, which will be the fiscal year ending April 30, 2002 for the Company.

SFAS No. 141 provides standards for accounting for business combinations. Among other things, it requires that only the purchase method of accounting be used and that certain intangible assets acquired in a business combination (i.e. those that result from contractual or other legal rights or are separable) be recorded as an asset apart from goodwill. The transition provisions require that an assessment be made of previous business combinations and, if appropriate, reclassifications be made to or from goodwill to adjust the recording of intangible assets such that the criteria for recording intangible assets apart from goodwill is applied to the previous business combinations.

SFAS No. 142 provides, among other things, that goodwill and intangible assets with indeterminate lives shall not be amortized. Goodwill shall be assigned to a reporting unit and annually assessed for impairment. Intangible assets with determinate lives shall be amortized over their estimated useful lives, with the useful lives reassessed continuously, and shall be assessed for impairment under the provisions of SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of." Goodwill is also assessed for impairment on an interim basis when events and circumstances warrant. Upon adoption of SFAS No. 142, the Company will assess whether an impairment loss should be recognized and measured by comparing the fair value of the "reporting unit" to the carrying value, including goodwill.

If the carrying value exceeds fair value, then the Company will compare the implied fair value of the goodwill" (as defined in SFAS No. 142) to the carrying amount of the goodwill. If the carrying amount of the goodwill exceeds the implied fair value, then the goodwill will be adjusted to the implied fair value.

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

j. Recent Accounting Pronouncements (Continued)

While the Company has not completed the process of determining the effect of these new accounting pronouncements on its consolidated financial statements, the Company currently expects that there will be no reclassification in connection with the transition provisions of SFAS No. 141 based on clarifications of the transition provisions issued by the FASB in October 2001. Accordingly, the Company expects that, after implementation of SFAS No. 142, all intangible assets will be amortizable and the goodwill will not be amortizable.

SFAS No. 143 -- On August 16, 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations," which is effective for fiscal years beginning after June 15, 2002. It requires that obligations associated with the retirement of a tangible long-lived asset be recorded as a liability when those obligations are incurred, with the amount of the liability initially measured at fair value. Upon initially recognizing a liability for an accrued retirement obligation, an entity must capitalize the cost by recognizing an increase in the carrying amount of the related long-lived asset. Over time, the liability is accreted to its present value each period, and the capitalized cost is depreciated over the useful life of the related asset.

Upon settlement of the liability, an entity either settles the obligation for its recorded amount or incurs a gain or loss upon settlement.

While the Company has not completed the process of determining the effect of this new accounting pronouncement on its consolidated financial statements, the Company currently expects that the effect of SFAS No. 143 on the Company's consolidated financial statements, when it becomes effective, will not be significant.

SFAS No. 144 " On October 3, 2001, the Financial Accounting Standards Board issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" which is effective for financial statements issued for fiscal years beginning after December 15, 2001 and, generally, its provisions are to be applied prospectively. SFAS 144 supercedes SFAS Statement No. 121 (FAS 121), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." SFAS 144 applies to all long-lived assets (including discontinued operations) and consequently amends Accounting Principles Board Opinion No. 30 (APB 30), "Reporting Results of Operations Reporting the Effects of Disposal of a Segment of a Business."

SFAS 144 develops one accounting model (based on the model in SFAS 121) for long-lived assets that are to be disposed of by sale, as well as addresses the principal implementation issues. SFAS 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell. That requirement eliminates the requirement of APB 30 that discontinued operations be measured at net realizable value or that entities include under 'discontinued operations' in the financial statements amounts for operating losses that have not yet occurred.

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

k. Revenue Recognition

Under the terms of an agreement, the Company provides sales and service support in specified territories. The Company receives a commission based on the net sales, less returns and adjustments, of merchandise sold by the manufacturer to its customers operating in specified territories. The commission revenue is recognized on an accrual basis in the period to which the manufacturers' sales relate. The Company also recognized revenue from its subsidiary, Autophotokiosk (APK) when the services have been provided and the money is collected from the photo machines.

l. Expenses

The Company utilizes the personnel, including management, sales and service, and office facilities, including space, systems and supplies, of Grant Brothers Sales, Limited, to service its customers and reimburses Grant Brothers Sales for all direct costs attributed to those customers.

m. Presentation

All amounts are reported in United States Dollars.

l. Accounts Receivable

Accounts receivable are recorded net of the allowance for doubtful accounts of $4,621 at December 31, 2001.

n. Principles of Consolidation

The consolidated financial statements include those of Spectre Industries, Inc. and Subsidiaries (Spectre), its 54% subsidiary Autophotokiosk (APK), its wholly-owned subsidiary, Grant Automotive Group, Inc. (GAG) and its 51% owned subsidiary, Bigoni-Stiner & Associates, Inc. (Bigoni). All significant intercompany accounts and transactions have been eliminated.

For the Company's foreign subsidiaries, GAG, the functional currency has been determined to be the Canadian dollar and for APK, it is the Euro. Accordingly, assets and liabilities are translated at period end exchange rates prevailing during the period. The resultant cumulative translation adjustments to the assets and liabilities are recorded as a separate component of stockholders' equity.

Exchange adjustments resulting from foreign currency transactions are included in the determination of net income (loss). Such amounts are immaterial for all years presented.

In accordance with Statement of Financial Accounting Standards No. 95, "Statements of Cash Flows," cash flows from the Company's foreign subsidiaries are calculated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statements of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheets.

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

o. Fixed Assets

Fixed assets are recorded at cost. Major additions and improvements are capitalized. Minor replacements, maintenance and repairs that do not extend the useful life of the assets are expensed as incurred. Depreciation of property and equipment is determined using the straight-line method over the useful lives, primarily for 3 years, the photo kiosks have a useful life of 5 years. Property and equipment consisted of the following:

December 31, 2001

Photo kiosks	$101,550
Office equipment	998
Accumulated depreciation	(3,041)

$99,507

Depreciation expense for the years ended December 31, 2001 and 2000 was $2,964 and $55, respectively.

p. Advertising

The Company follows the policy of charging the costs of advertising to expense as incurred. Advertising expense for the years ended December 31, 2001 and 2000 was

$-0-, and $-0-, respectively.

q. Foreign Currency Translation

Monetary assets and liabilities denominated in foreign currencies are translated into United States dollars at the period and exchange rate. Non-monetary assets are translated at the historical exchange rate and all income and expenses are translated at the exchange rates prevailing during the period. Foreign exchange currency translation adjustments are included in the stockholders' equity section.

r. Stock Options

The Company applies Accounting Principles Board ("APB") 25, "Accounting for Stock Issued to Employees," and related interpretations in accounting for all stock option plans. Under APB 25, compensation cost is recognized for stock options and warrants granted to employees when the option/warrant price is less than the market price of the underlying common stock on the date of grant.

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

s. Stock Options (Continued)

FASB Statement 123, "Accounting for Stock-Based Compensation" ("SFAS No. 123"), requires the Company to provide proforma information regarding net income and net income per share as if compensation costs for the Company's stock option plans and other stock awards had been determined in accordance with the fair value based method prescribed in SFAS No. 123. The Company estimates the fair value of each stock award at the grant date by using the Black-Scholes option pricing model using the following assumptions. The U.S. Treasury rate for the period equal to the expected life of the options was used as the risk-free interest rate. The expected life of the options is 2.4 years. The volatility used was 160.84% based upon the historical price per share of shares sold. There are no expected dividends.

Under the accounting provisions of SFAS No. 123, the Company's net income (loss) for the years ended December 31, 2001 and 2000 would have changed from the reported net income (loss) as follows:

2000	Proforma	As Reported

Net loss	$(2,257,423)	$(2,146,575)
Loss per common share
Basic	(0.14)	(0.13)
Diluted	(0.14)	(0.14)

2001	Proforma	As Reported

Net loss	$(500,938)	$(500,938)
Loss per common share
Basic	(0.02)	(0.02)

NOTE 3 CONVERTIBLE DEBENTURES

On September 11, 2000, the Company issued 3,802,500 shares of common stock at $0.40 per share for the induced conversion of $1,521,000 in convertible debentures. The debenture holders accepted these shares as full consideration for the outstanding convertible debentures. The Company recognized an additional expense of $1,261,630 because of the additional beneficial feature offered to the debenture holders pursuant to the accounting requirements of SFAS No. 84. The original terms of the debentures called for them to be converted at $0.50 per share. The Company induced the debenture holders to convert at $0.40 per share.

The Company recognized interest expense of $109,401 and $271,372 for the years ended December 31, 2000 and 1999, respectively. Of the $271,372 recognized as interest expense for December 31, 1999, $121,390 was recognized to reflect the discount on debentures issued below fair market value.

NOTE 4 - COMMON STOCK TRANSACTIONS

On September 26, 2000, the Company issued 660,000 shares of common stock at $0.50 per share for $330,000 cash consideration.

On September 9, 2000, the Company issued 145,310 shares of common stock for $0.40 per share for interest expense valued at $58,124.

On September 11, 2000, the Company issued 3,802,500 shares of common stock at $0.40 per share for the conversion of $1,521,000 in convertible debentures.

On August 28, 2000, the Company issued 201,600 shares of common stock at $0.50 per share for $100,000 cash consideration.

On June 22, 2000, the Company issued 1,680,000 shares of common stock at $0.50 per share for $840,000 cash consideration.

On March 16, 2000, the Company issued 100,000 shares of common stock at $0.20 per share for interest expense of $19,638.

On January 14, 2000, the Company issued 300,000 shares of common stock, at $0.20 per share for cash consideration of $60,000.

On January 14, 2000, the Company issued 1,210,000 shares of common stock at $0.28 per share in conversion of $340,010 of debt to related parties (See Note 7).

On January 1, 2000, the Company issued 450,000 shares of common stock at $0.25 per share for services valued at $112,500.

NOTE 5 - NOTE AND INTEREST RECEIVABLE

The Company had the following notes receivable:
December 31, 2001
Note receivable from DTI Technology, Inc. (DTI) dated July 31, 1998, bearing interest at 9.00%, due on July 31, 1999, secured by assets of DTI.	$300,000

Note receivable from Dega Technology, Inc. (DEGA) date December 9, 1998, bearing interest at prime plus 1% (8.75% at December 31, 1998), due on June 30, 1999, secured by assets of Dega.	210,000

Total notes receivable	510,000

Less: allowance for bad debts	(510,000)

$-

NOTE 5 - NOTE AND INTEREST RECEIVABLE (Continued)

The Company accrued interest of $-0- and $-0- on these notes during the year ended December 31, 2001 and the year ended December 31, 2000, respectively, accordingly the total interest receivable due from these notes at December 31, 2001 and 2000 was $58,541 and $58,541, respectively which has been fully allowed for.

On November 30, 1999, the Company filed a petition with the United States Bankruptcy Court - Central District of California to force DEBA, dba DTI, into Chapter 7 bankruptcy. Because of the doubtful nature of the collection, the Company has established an allowance for the full amount of the notes and interest receivable of $568,541.

The Company had loaned the $510,000 to DEGA with the expectation that the money would be used for a computer based information product which could be used by the Company. The Company and DEGA were also contemplating a merger. The Company had no relationship with DEGA prior to the merger negotiations and cash advances.

NOTE 6 - EQUITY INVESTMENT

In 1997, the Company received a 25% interest in Spectre Holdings Limited (SHL), a Channel Islands company. SHL owns 100% of Spectre Cars Limited, a Channel Islands company. The Company received the interest for transferring its knowledge and expertise in the automobile industry to SHL. The investment is accounted for using the equity method of accounting. In 1998, the investment was deemed to have no value because of the recurring losses of SHL and the inability to sell the SHL shares. Accordingly, the Company has recognized a loss from the equity subsidiary of $-0- and $-0- for the years ended December 31, 2001 and 2000.

NOTE 7 - ACCOUNTS PAYABLE - RELATED PARTY

In 1999, related parties performed services which were valued at $337,200. The Company issued 1,210,000 shares of common stock on January 14, 2000 for the conversion of this amount (See Note 4).

In 2001, the Company purchased photo kiosks from a shareholder for $101,550 with a balance owing of $49,244 as of December 31, 2001.

NOTE 8 - BUSINESS COMBINATIONS

On January 1, 2000, the Company entered into a share purchase agreement with Grant Brothers Sales, Limited (GBS) to acquire 100% of the issued and outstanding shares of GBS's wholly-owned subsidiary Grant Automotive Group, Inc. (GAG). GAG is a wholesale automotive business group organized under the laws of Ontario, Canada. The Company gave $500,000 cash consideration in connection with the agreement. The excess of the total acquisition cost over the fair value of the net assets acquired of $88,739 is being amortized over 5 years using the straight-line method. In connection with the purchase of GAG, the Company issued 450,000 shares valued at $112,500 for management services.

NOTE 8 - BUSINESS COMBINATIONS (Continued)

The acquisition has been accounted for as a purchase and results of operations of Grant Automotive Group, Inc. since the date of acquisition are included in the consolidated financial statements.

In conjunction with the purchase of GAG on January 1, 2000, the Company also entered into a management services agreement with GBS. This agreement dictates that GBS is to manage the operations of GAG by providing personnel, office space, accounting services and other similar services so that GAG can continue to operate the business and maximize its benefits from operations . In consideration for these services, GAG agrees to reimburse GBS for all of its costs associated directly with its services provided under the agreement, as well as provide GBS with a proportioned distribution of its net cash flows.

The distribution of the net cash flow of GAG between GAG and GBS has been agreed upon as follows: The first $50,000 of the net cash flow of GAG for any fiscal year is to be distributed to GAG. The second $100,000 of the net cash flow of GAG is to be distributed to GBS. Any net cash flow of GAG in excess of these yearly distributions is to be distributed 47.5% to GAG and 52.5% to GBS, respectively.

In connection with this net cash flow distribution, GAG also holds the option to purchase from GBS an increase in their net cash flow distribution by paying GBS $423,058. This option must be exercised before January 1, 2005. If the option is exercised, the net cash flow distribution (after the initial distributions of $50,000 and $100,000, respectively) will change to 95% to GAG and 5% to GBS and will become effective in the calendar year immediately following the year in which the payment is made to GBS.

This management service agreement became effective on January 1, 2000 and will continue for five years. At the expiration of five years, the agreement will automatically be renewed for successive one year periods unless it is terminated by either GAG or GBS.

If GAG fails to exercise its option to increase its net cash flow by failing to make the "net cash flow increase payment", GBS will be entitled to purchase all of GAG's assets conveyed in connection with this transaction.

In addition, on January 1, 2000, the Company acquired 51% of the outstanding shares of Bigoni-Stiner & Associates, Inc. (Bigoni), a distributor of automobile parts and accessories. The total acquisition cost was $75,815 (the present value of $100,000 to be paid over 5 years). The excess of the total acquisition cost over the fair value of the net assets acquired of $2,615 is being amortized over 5 years by the straight-line method.

The acquisition has been accounted for as a purchase and results of operations of Bigoni, since the date of acquisition, are included in the consolidated financial statements.

NOTE 8 - BUSINESS COMBINATIONS (Continued)

On September 4, 2001, the Company acquired a 54% interest of Autophotokiosk, GmbH, (APK). The Company was one of the original incorporators of APK and purchased its 54% interest for $23,922. APK was formed under the laws of Germany.

The results of operations of APK, since the date of organization, are included in the consolidated financial statements.

The Company has entered into an agreement with APK to provide financing for operations up to $116,950, principally for the purchase of photo kiosks. As of December 31, 2001, the Company had advanced $73,567 to APK.

NOTE 9 - NOTES PAYABLE - RELATED PARTIES

In connection with the purchase of its 51% interest in Bigoni, the Company issued non-interest bearing notes payable with a face value of $100,000 to be paid over 5 years. The amount of the annual payment is variable. The annual payment is calculated at 1/5th of 24.5% of the gross revenues of Bigoni-Stiner. These notes payable were recorded at their present value of $75,815 using a standard discount rate of 10%.

On November 13, 2001, the Company borrowed $19,469 from a shareholder of APK. This note bears an interest rate of 1% over the European Central Bank's prime rate. The prime rate was 2.57% on December 31, 2001. The loan is due on December 31, 2003. An interest payment is due at September 5, 2002 and then every six months until December 31, 2003, at which time this note will be due.

On December 18, 2001, the Company borrowed $3,647 from a shareholder of APK. This note bears an interest rate of 1% over the European Central Bank's prime rate. The prime rate was 2.52% on December 31, 2001. The loan is due on December 31, 2003. An interest payment is due at September 5, 2002 and then every six months until December 31, 2003, at which time this note will be due.

At December 31, 2001, notes payable-related parties consisted of the following:

Total notes payable - related parties	$90,149
Less: current maturities	(13,247)

Non-current notes payable - related parties	$76,902

Maturities of notes payable - related parties are as follows:

Year Ending December 31,
2002	$13,247
2003	41,044
2004	17,928
2005	17,430
2006	-
Total	$90,149

NOTE 10 - COMMITMENTS

During June 1998, the Company entered into a consulting agreement with I.S. Grant and Company Ltd. (A related party). The agreement is scheduled to run through June 2003. The consultant is to provide on-site management and marketing services. The consulting company shall receive compensation as outlined below:

Year Ending December 31,
2002	$127,000
2003	66,500

Total	$193,500

The agreement also calls for a monthly car allowance in the amount of $500.

On July 15, 2001, the Company entered into a management agreement with a shareholder of APK, to provide management services to APK. This agreement runs through December 31, 2001. It provides for monthly payments of $1,063 plus any travel expenses incurred by the shareholder.

On July 15, 2001, APK entered into an employment agreement. The agreement provides for a monthly salary of $2,718 plus a commission of 1.5% of the revenues earned on each photo kiosk placed in service. The Company is also to provide a vehicle for the employee.

On October 1, 2001, the Company entered into a consulting agreement with a Canadian company (a related party) to provide management services. The consultant shall receive a fee of $18.85 per hour for an average of 30 hours per week or $2,262 per month.

NOTE 11- STOCK OPTIONS

A summary of the status of the Company's stock options as of December 31, 2001 and changes during the year ending December 31, 2001 are presented below:

	Options	Weighted Average Exercise Price

Outstanding, December 31, 2000	400,000	$0.40
Granted	-	-
Expired/Cancelled	-	-
Exercised	-	-

Outstanding, December 31, 2001	400,000	$0.40

Exercisable, December 31, 2001	400,000	$0.40

NOTE 11- STOCK OPTIONS (Continued)

On July 31, 2000, the Company agreed to issue options to purchase 400,000 shares of common stock at an exercise price of $0.40 per share to two board members, these options expire on December 31, 2002.

NOTE 12 - PRIOR PERIOD ADJUSTMENTS

The Company has restated its financial statements to reflect adjustments related to stock options granted. Subsequent to the original issuance of the December 31, 2000 consolidated financial statements, the Company determined that additional expenses for the granting of options per ABP 25, had not been recorded (See Note 2), in the amount of $290,000. This resulted in the understatement of the Company's net loss for the year ended December 31, 2000 by $290,000. Correction of this error had the following effect to the December 31, 2000 statements:

	Originally Reported	As Restated	Difference

Net loss	$(1,856,575)	$(2,146,575)	$290,000
Accumulated deficit	(10,444,717)	(10,734,717)	290,000
Loss per share	$(0.11)	$(0.13)	$(0.02)

NOTE 13 SEGMENT REPORTING

The Company's reportable segments are business units that offer different products and services. The company has two reportable business segments: Automotive parts sales and photographic services performed in photo kiosks.

The policies applied to determine the segment information are the same as those described in the summary of significant accounting policies (Note 2). All significant intersegment transactions have been eliminated in the consolidated financial statements.

Financial information as of and for the year ended December 31, 2001 with respect to the reportable segments is as follows:

	Automotive Parts Sales	Photographic Services	Totals

Cash	$309,267	$28,068	$337,336
Fixed assets, net	575	98,932	99,507
Total assets	1,131,361	160,004	1,291,365
External revenues	1,079,500	3,158	1,082,658
Cost of goods sold	969,172	4,235	973,407
Interest revenue	19,877	-	19,877
Interest expense	7,177	-	7,177
Segment loss before tax effect	$(382,316)	$(40,241)	$(422,557)

The following schedules are presented to reconcile amounts in the forgoing segment information to the amounts reported in the Company's consolidated financial statements.

SPECTRE INDUSTRIES, INC. AND SUBSIDIARIES

Notes to the Consolidated Financial Statements

December 31, 2001 and 2000

NOTE 13 SEGMENT REPORTING (Continued)

Assets
Total assets of reportable segments	$889,303
Goodwill, net	(290,677)
Consolidating entries	692,739
$1,291,365

Profit
Total loss of reportable segments	$(500,938)
Minority interest in loss	(18,511)
amortization of goodwill	96,892
$(422,557)

The following table presents information about the Company's revenue (attributed to countries bases on the location of the customer) and long-lived assets by geographic area:

Geographic Information
	Revenues	Long-Lived Assets
United States	$135,176	$-
Canada	944,324	940
Germany	3,158	101,500
	$1,082,658	$102,490

NOTE 14 - SUBSEQUENT EVENTS

On January 3, 2002, APK entered into an automobile lease that runs for 42 months with monthly lease payments of $598.

On January 30, 2002, the Company entered into a joint venture with DST MacDonald to be the exclusive representative in Canada for certain products and services. This is a three year agreement.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Not applicable

PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

The directors and executive officers of our company are as follows:
Name	Position Held	Age	Director Since
Ian S. Grant	President, Chief Executive Officer and Director	49	1999
Peter Schulz von Siemens	Director	46	2000

Ian S. Grant has been our President, Chief Executive Officer and a director since January 1, 1999. Mr. Grant also is a director of GBS. He is also the President of Grant & Co., which provides management services to us under the Consulting Agreement dated June 1, 1998. Prior to this, from 1991 to 1995, Mr. Grant was President and CEO of Interactive Videosystems Inc., a publicly traded company which designs, produces and distributes interactive video and multimedia software products.

Peter Schulz von Siemens has been a director since October 16, 2000. He owns and manages several companies under his name in Zurich, Switzerland and Munich, Germany, providing asset management and financial advisory services for high net worth individuals and institutional investors. Prior to founding the Schulz von Siemens Group in 1993, he was managing partner of Feuchtwanger & Partner, Munich and Vice President of Bank Sarasin & Cie., Zurich. Mr. Schulz von Siemens currently serves as President and CEO of AVIS Financial Holding Ltd., AVIS Currency Exchange (N.Y.) Inc. and AVIS Capital Partners Inc., located in New York, New York, and is also a director of Onion Communications Ltd., Milan, Italy.

At the present time, no family relationship exists among any of the named directors and executive officers. However, the balance of the shares of GBS, which manages GAG and of which Ian S. Grant is a shareholder and director, are held equally by John Grant and John Grant, who are cousins of Ian S. Grant.

No arrangement or understanding exists between any such director or officer and any other persons pursuant to which any director or executive officer was elected as a director or executive officer of our company. The directors of our company are elected annually and serve until their successors are elected and qualified, or until their death, resignation or removal. The executive officers serve at the pleasure of the Board of Directors.

At the present time, none of our directors or executive officers is or has been involved in any legal proceeding concerning: (i) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses) within the past five years; (iii) being subject to any order, judgment or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity; or (iv) being found by a court, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law (and the judgment has not been reversed, suspended or vacated).

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10 percent shareholders also are required by rules promulgated by the SEC to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms furnished to us, the absence of a Form 3, 4 or 5 or written representations that no Forms 5 were required, we believe that, during fiscal year 2001, our officers, directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.

ITEM 10. EXECUTIVE COMPENSATION

The following table sets forth all compensation for the fiscal years ended December 31, 2001 and 2000 earned by our Chief Executive Officer for services rendered to us.

SUMMARY COMPENSATION TABLE
SUMMARY COMPENSATION TABLE
		Annual Compensation			Long Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary	Bonus	Other Annual Compen-sation	Securities Under Options/ SARs Granted	Restricted Shares or Restricted Share Units	LTIP Payouts	All Other Compen-sation
Ian S. Grant President, Chief Executive Officer and Director(1)	2001 2000 1999	$115,000(2) $105,000(2) $ 95,000(4)	- $281,000(3) -	- - $296,750(5)	- - -	- -	- - -	- - -

(1) Mr. Grant was appointed President and Chief Executive Officer in June of 1998. He was elected to the Board of Directors on January 1, 1999.

(2) Represents the payment by us to Grant & Co., pursuant to our contract with Grant & Co. Mr. Grant also received a car allowance in the amount of $6,000 in 2000 and 2001. See Item 12 "Certain Relationships And Related Transactions".

(3) Mr. Grant acquired 1,000,000 common shares in our capital on January 4, 2000 as a bonus for services provided to us, which were valued at $281,000 or $0.281 per share.

(4) Represents the payment by us to Grant & Co., pursuant to the contract between us and Grant & Co. that commenced in July 1999, as well as fees earned from a prior consulting contract in effect earlier in 1999. Mr. Grant also received a car allowance in the amount of $3,000 in 1999. See Item 12 "Certain Relationships And Related Transactions".

(5) Mr. Grant acquired 250,000 common shares in our capital on February 23, 1999 as compensation for his services as an officer and director, which were valued at $296,750 or $1.187 per share.

We currently do not have a stock option plan or a long-term incentive plan. For the year ended December 31, 2001, no options or stock appreciation rights were granted to, or exercised by, any of our directors of executive officers.

DIRECTORS' COMPENSATION

On January 14, 2000, we issued 1,000,000 shares of restricted common stock to Ian S. Grant valued at $281,000 as a bonus in recognition of his services to our company. We did not issue any common stock to either of our directors in connection with directors' compensation during the year ended December 31, 2001. We do not compensate our directors for their attendance at board meetings. All directors, however, are reimbursed for their expenses in connection with attending board and committee meetings.

BOARD COMMITTEES

The Board of Directors currently consists of two members. The Board has no compensation committee. The Board of Directors currently makes all compensation decisions.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of our common stock as of December 31, 2001 by (i) each of our directors and executive officers, (ii) all of our directors and executive officers as a group, and (iii) each other person known by us to be the beneficial owner of more than five percent of the common stock.
Name and Address of Beneficial Owner, Directors and Executive Officers	Share Beneficially Owned(1)
	Number	Percent

Ian S. Grant 260 East Esplanade Unit 6 North Vancouver, British Columbia Canada V7L 1A3	1,050,000(2)	5.1%
Peter Schulz von Siemens Fadail 28 7078 Lenzerheide, Switzerland	200,000(3)	1.0%
All Directors and Officers as a Group	1,250,000	6.05%

(1) Except as indicated, and subject to community property laws when applicable, the persons named in the table have sole voting power and investing power with respect to all shares of common stock shown as beneficially owned by them.

(2) Mr. Grant is the beneficial owner of 20% of the common shares of GBS, which holds an aggregate of 450,000 shares of our common stock. The shares referenced above include 450,000 shares attributable to Mr. Grant indirectly through his ownership interest in GBS. Mr. Grant disclaims any beneficial ownership in the remaining shares of our common stock owned by GBS except indirectly to the extent of his 20% interest in GBS. The remaining shares of GBS are held by relatives of Ian S. Grant (John D. Grant and Kenneth Grant).

(3) Mr. Schultz Von Siemens holds 200,000 options with the exercise price of $.40 per share, which are exercisable within 60 days.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We entered into the Consulting Agreement with Grant & Co. dated June 1, 1998, pursuant to which Grant & Co. is required to provide us with the services of Mr. Ian S. Grant. Mr. Grant is our President and Chief Executive Officer, as well as a director. Under the Consulting Agreement, which expires June 30, 2003, Grant & Co. is to provide the services of its President, Ian S. Grant, to us to manage and direct our business for 80% of his business time.

Neither Mr. Grant nor Grant & Co., its officers, directors or employees, is permitted to compete with us or own an interest in or manage, control or otherwise participate in any enterprise in the automotive after-market business during the term of the Consulting Agreement and for a one-year period following the expiration of the Consulting Agreement, with the exception of any interest in GBS.

In addition, we agreed to use our best efforts to cause Mr. Grant to be elected as our director, as well as Chief Executive Officer and/or President. The Consulting Agreement terminates upon the death or permanent disability of Mr. Grant or for cause with or without notice. Termination for cause requires the unanimous approval of our Board of Directors with the exception of Mr. Grant. If such a termination is determined to be without cause, we are required to make severance payments for a period of one year in amount and kind identical to the compensation under the terms of the Consulting Agreement.

THE RELATIONSHIP BETWEEN OUR COMPANY, GRANT & CO. AND GBS

The Consulting Agreement states that the services of Mr. Grant will be made available to us throughout the term of the Consulting Agreement. Those services include responsibility for all of our activities, including all general corporate matters, overall supervision of GAG and Bigoni-Stiner and other initiatives we may undertake in the future. The Management Agreement with GBS provides that GBS will run the day-to-day operations of GAG.

Mr. Grant does not receive any compensation as our President except for the monies paid to Grant & Co. by us pursuant to the Consulting Agreement. Mr. Grant's interest in the monies paid by GAG to GBS is indirect, through his minority stock interest in GBS. Those monies are paid to GBS for its management of GAG.

Mr. Grant receives no direct compensation from the monies paid by GAG to GBS. Mr. Grant does receive compensation from GBS in connection with services he performs, through Grant & Co., for operations of GBS unrelated to GAG. His obligations to GBS include strategic planning, services as a member of the Board of Directors, and supervision of British Columbia retail sales and retail service divisions.

ITEM 13. EXHIBITS AND REPORTS ON FORM 8-K

Item 13. Exhibits, Financial Statement Schedules, and Reports on Form 8-K.

Reports of Form 8-K

We did not file any Current Reports on Form 8-K during the quarter ended December 31, 2001.

Financial Statements

Independent Auditor's Report, dated April 10, 2002

Consolidated Balance Sheet

Consolidated Statements of Operations

Consolidated Statements of Stockholders' Equity

Consolidated Statements of Cash Flows

Notes to the Consolidated Financial Statements

Exhibits

Exhibit Number and Exhibit Title

(3) Articles of Incorporation and Bylaws

3.1 Articles of Incorporation of Abercrombie, Inc. (incorporated by reference from our Form 10-SB Registration Statement, as amended, originally filed on May 8, 2000)

3.2 Amended Articles of Incorporation of Abercrombie, Inc. (incorporated by reference from our Form 10-SB Registration Statement, as amended, originally filed on May 8, 2000)

3.3 Amended Articles of Incorporation of Spectre Motor Cars, Inc. (incorporated by reference from our Form 10-SB Registration Statement, as amended, originally filed on May 8, 2000)

3.4 Bylaws (incorporated by reference from our Form 10-SB Registration Statement, as amended, originally filed on May 8, 2000)

(21) Subsidiary

Grant Automotive Group, Inc. (100% wholly owned subsidiary)

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 16, 2002

SPECTRE INDUSTRIES, INC.

By: /s/ Ian S. Grant
Ian S. Grant
President, Chief Executive
Officer and Director

By: /s/ Peter Schulz von Siemens
Peter Schulz von Siemens, Director

SCHEDULE "D"

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-QSB

(Mark One)

[X] QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended  September 30, 2002

[ ] TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE EXCHANGE ACT

For the transition period from [ ] to [ ]

Commission file number  0-30573

SPECTRE INDUSTRIES INC. (Exact name of small business issuer as specified in its charter)
Nevada (State or other jurisdiction of incorporation or organization)	98-0226032 (I.R.S. Employer Identification No.)
#6 - 260 E. Esplanade, North Vancouver, British Columbia CANADA V7L 1A3 (Address of principal executive offices)
(604) 984-0400 (Issuer's telephone number)
not applicable (Former name, former address and former fiscal year, if changed since last report)

APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY
PROCEEDINGS DURING THE PRECEDING FIVE YEARS

Check whether the registrant filed all documents and reports required to be filed by Section 12, 13 or 15(d) of the Exchange Act after the distribution of securities under a plan confirmed by a court.     Yes [ ]     No  [ ]

APPLICABLE ONLY TO CORPORATE ISSUERS

State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date:

20,655,860 common shares outstanding as of November 15, 2002

Transitional Small Business Disclosure Format (Check one):      Yes [ ]     No [X]

Part I- FINANCIAL INFORMATION

Item 1. Financial Statements.

The Company's financial statements are stated in United States Dollars (US$) and are prepared in accordance with United States Generally Accepted Accounting Principles.

DISCLOSURE

To: The Shareholders of
Spectre Industries Inc.

It is the opinion of management that the interim financial statements for the quarter ended September 30, 2002 include all adjustments necessary in order to ensure that the financial statements are not misleading.

Vancouver, British Columbia
Date: November 19, 2002

/s/ Ian S. Grant
Director, President and CEO of Spectre Industries Inc.

SPECTRE INDUSTRIES, INC. AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2002 and December 31, 2001

SPECTRE INDUSTRIES, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

ASSETS
	September 30, 2002	December 31, 2001
	(Unaudited)
CURRENT ASSETS
Cash and cash equivalents	$105,663	$337,336
Accounts receivable, net	99,861	103,953
Other receivable - related party	-	24,826
Other receivable	1,115	20,320

Total Current Assets	206,639	486,435

FIXED ASSETS, NET	72,900	99,507

OTHER ASSETS
Deposits	-	12,684
Goodwill, net	300,327	290,677

Total Other Assets	300,327	303,361

TOTAL ASSETS	$579,866	$889,303

The accompanying notes are an integral part of these consolidated financial statements.

SPECTRE INDUSTRIES, INC. AND SUBSIDIARIES

Consolidated Balance Sheets (Continued)

LIABILITIES AND STOCKHOLDERS' EQUITY
	September 30, 2002	December 31, 2001
	(Unaudited)
CURRENT LIABILITIES
Accounts payable	$137,676	$53,496
Stock subscription payable	99,974	-
Accounts payable - related party	-	49,244
Accrued expenses	8,179	17,063
Notes payable - related party	-	13,247

Total Current Liabilities	245,829	133,050

LONG-TERM DEBT
Notes payable - related parties	67,845	76,902

Total Long-Term Debt	67,845	76,902

Total Liabilities	313,674	209,952

MINORITY INTERESTS IN CONSOLIDATED SUBSIDIARIES	-	2,095

STOCKHOLDERS' EQUITY
Common stock, $0.001 par value, 100,000,000 shares authorized, 20,655,860 shares issued and outstanding	20,655	20,655
Additional paid-in capital	11,898,111	11,893,095
Other comprehensive loss	(252)	(839)
Accumulated deficit	(11,652,322)	(11,235,655)

Total Stockholders' Equity	266,192	677,256

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$579,866	$889,303

The accompanying notes are an integral part of these consolidated financial statements.

SPECTRE INDUSTRIES, INC. AND SUBSIDIARIES

Consolidated Statements of Operations

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2002	2001	2002	2001

REVENUES	$332,177	$304,948	$959,085	$916,394

COST OF SALES	339,795	210,860	890,586	746,606

Gross Margin (Deficit)	(7,618)	94,088	68,499	169,788

EXPENSES
General and administrative	106,734	72,007	287,353	257,075
Depreciation and amortization expense	4,322	24,305	18,064	72,912
Consulting expense	61,078	44,200	172,997	136,643

Total Expenses	172,134	140,512	478,414	466,630

Loss from Operations	(179,752)	(46,424)	(409,915)	(296,842)

OTHER INCOME (EXPENSE)
Other Income	-	25,000	-	25,000
Interest income	155	2,975	844	17,514
Interest expense	(3,322)	(679)	(7,597)	(5,358)

Total Other Income (Expense)	(3,167)	27,296	(6,753)	37,156

LOSS BEFORE MINORITY INTEREST IN LOSS OF CONSOLIDATED SUBSIDIARIES	(182,919)	(19,128)	(416,668)	(259,686)
Minority interest in loss of consolidated subsidiaries	-	-	-	-

INCOME TAX EXPENSE	-	-	-	-

NET LOSS	(182,919)	(19,128)	(416,668)	(259,686)

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation adjustment	(2,176)	(4,684)	587	2,492
Total Other Comprehensive Income (Loss)	(2,176)	(4,684)	587	2,492

TOTAL OTHER COMPREHENSIVE INCOME (LOSS)	$(185,095)	$(23,812)	$(416,081)	$(257,194)

BASIC LOSS PER SHARE	$(0.01)	$(0.00)	$(0.02)	$(0.01)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	20,655,860	20,655,860	20,655,860	20,655,860

The accompanying notes are an integral part of these consolidated financial statements.

SPECTRE INDUSTRIES, INC. AND SUBSIDIARIES

Consolidated Statements of Operations

(Unaudited)

	For the Nine Months Ended
	September 30
	2002	2001
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(416,668)	$(259,686)
Adjustments to reconcile net loss to net cash used by operating activities:
Depreciation and amortization expense	18,064	72,912
Current translation adjustment	587	2,492
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	4,093	(153,741)
Decrease in accounts receivable - related party	-	-
Decrease in other receivables	44,031	-
Decrease in deposits	12,684	-
(Decrease) in accrued expenses	(8,884)	(2,437)
Increase (decrease) in accounts payable	32,468	57,937
Net Cash Used by Operating Activities	(313,625)	(282,523)

CASH FLOWS FROM INVESTING ACTIVITIES
Increase in subsidiary investment	5,016	-
Sale of fixed assets	41,117	-
Decrease in minority interest	(11,744)	-
Purchase of fixed assets	(30,107)	-
Net Cash Used by Investing Activities	4,282	-

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in stock subscription payable	99,974	-
Proceeds from notes payable - related party	27,952	-
Payments on notes payable - related party	(50,256)	(1,642)

Net Cash Provided (Used) by Financing Activities	77,670	(1,642)

NET (DECREASE) IN CASH AND CASH EQUIVALENTS	(231,673)	(284,165)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	337,336	810,343
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$105,663	$526,178
CASH PAID DURING THE PERIOD FOR:
Interest	$-	$7,794
Income taxes	$-	$-

The accompanying notes are an integral part of these consolidated financial statements.

SPECTRE INDUSTRIES, INC. AND SUBSIDIARIES

Notes to the Consolidated Financial Statements

September 30, 2002 and December 31. 2001

NOTE 1 - BASIS OF FINANCIAL STATEMENT PRESENTATION

The accompanying unaudited condensed consolidated financial statements have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in accordance with such rules and regulations. The information furnished in the interim condensed consolidated financial statements include normal recurring adjustments and reflects all adjustments, which, in the opinion of management, are necessary for a fair presentation of such financial statements. Although management believes the disclosures and information presented are adequate to make the information not misleading, it is suggested that these interim condensed consolidated financial statements be read in conjunction with the Company's most recent audited financial statements and notes thereto included in its December 31, 2001 Annual Report on Form 10-KSB. Operating results for the nine months ended September 30, 2002 are not necessarily indicative of the results that may be expected for the year ending December 31, 2002.

NOTE 2 SEGMENT REPORTING

The Company's reportable segments are business units that offer different products and services. The company has two reportable business segments: Automotive parts sales and photographic services performed in photo kiosks.

All significant intersegment transactions have been eliminated in the consolidated financial statements.

Financial information as of and for the nine months ended September 30, 2002 with respect to the reportable segments is as follows:

	Automotive	Photographic	Corporate
	Parts Sales	Services	Unallocated	Totals
External revenues	$881,532	$77,553	$-	$959,085
Cost of goods sold	845,484	45,102	-	890,586
Interest income	63	-	781	844
Interest expense	5,000	2,597	-	7,597
Segment income (loss) before tax effect	$(52,672)	$(83,277)	$(280,719)	$(416,668)

The following schedules are presented to reconcile amounts in the forgoing segment information to the amounts reported in the Company's consolidated financial statements.

SPECTRE INDUSTRIES, INC. AND SUBSIDIARIES

Notes to the Consolidated Financial Statements

September 30, 2002 and December 31, 2001

NOTE 2 SEGMENT REPORTING (Continued)

Profit
Total loss of reportable segments	$(416,668)
Minority interest in loss	-
$(416,668)

The following table presents information about the Company's revenue (attributed to countries bases on the location of the customer) and long-lived assets by geographic area:

Geographic Information		Long-Lived
	Revenues	Assets
United States	$141,596	$-
Canada	739,936	1,763
Germany	77,553	84,556
	$959,085	$86,319

NOTE 3 MATERIAL EVENTS

On July 12, 2002 the Company paid $43,436 to purchase an additional 26% ownership interest in Autophoto Kiosk. This will bring the Company's total ownership to 80%.

During August 2002, the Company entered into two leases for a total of eleven photo kiosks. The length of each lease is for 36 months with monthly payments of $1,472 and $1,766, respectively.

Future minimum payments are as follows:

Year Ending
December 31,
2002	$16,190
2003	38,856
2004	38,856
2005	22,666
2006	-
Total	$116,568

Item 2. Management's Discussion and Analysis or Plan of Operation.

Forward Looking Statements

This quarterly report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled "Risk Factors", that may cause our company's or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Our financial statements are stated in United States Dollars (US$) and are prepared in accordance with United States Generally Accepted Accounting Principles. In this annual report, unless otherwise specified, all dollar amounts are expressed in United States dollars. All references to CDN$ refer to Canadian dollars.

As used in this annual report, the terms "we", "us", "our" and "Spectre Industries" mean Spectre Industries, Inc. and our wholly-owned subsidiary, unless otherwise indicated.

The following discussion should be read in conjunction with our unaudited consolidated financial statements and notes to our unaudited consolidated financial statements for the period ended March 31, 2002 (see Item 1 "Financial Statements").

General

Spectre Industries, Inc. was incorporated in the State of Nevada on May 13, 1986 under the name Abercrombie, Inc. On June 6, 1995, our name was changed to Spectre Motor Cars, Inc. We changed our name to Spectre Industries, Inc. on November 6, 1997, and through our wholly owned subsidiaries, Spectre Supersports Ltd. and Spectre Cars UK Ltd., we sought to develop sports cars in the United Kingdom. In June of 1997, these subsidiaries went into voluntary receivership, and on August 8, 1997, a company controlled by an unrelated third party acquired all of their assets.

Subsequent to the liquidation of our subsidiaries, as discussed above, we ceased our efforts in developing sports cars. In December 1997, we retained the services of I.S. Grant & Company, Ltd. ("Grant & Co.") to assist in exploring additional opportunities in the automotive after-market.

Mr. Grant assisted us with the acquisition of our 100% owned subsidiary, Grant Automotive Group, Inc., an Ontario corporation ("GAG"), from Grant Brothers Sales, Ltd. ("GBS"). Mr. Grant was an officer, director and shareholder of both GBS and our company at the time. As part of a Management Services Agreement (the "Management Services Agreement") entered into concurrently with that transaction, GBS received an aggregate of 450,000 shares. Through his ownership interest in GBS, Mr. Grant holds a beneficial interest in those shares.

We acquired all of the shares of GAG pursuant to a Share Purchase Agreement, dated January 1, 2000, from GBS, a Canadian manufacturers' representative of automotive parts. The business of GAG consisted of GBS's traditional automotive division and heavy-duty division, consisting of the representation of approximately 53 manufacturers of parts used in the automotive after-market industry. As part of this transaction, we entered into the Management Services Agreement with GBS to provide managerial, sales and office support services to GAG for a term of five years. The Management Services Agreement provides GBS with a strong incentive to operate GAG efficiently and successfully. Further, it was clear that raising additional capital for our company would be difficult until GAG had been overseen and operated by our company for a substantial period of time.

Through GAG, we operate as a manufacturers' representative for manufacturers of products for the automotive parts after-market industry in the wholesale market within Canada. GAG acts as sales agent to wholesale distributors of after-market automotive parts. It does not sell to mass retail merchandisers that sell many products both related and unrelated to the automotive industry. GAG has expanded its representation business to include software developers who have created products directly applicable for use in this market. In general, GAG is compensated by manufacturers for its services on a commission basis.

In order to operate GAG, we compensate GBS with a commission pursuant to the Management Services Agreement. To operate our non-GAG activities, we entered into an agreement with Grant & Co. whereby the services of Mr. Ian S. Grant are provided to us. These activities include the evaluation of acquisitions, ongoing corporate financing and reporting requirements, supervision of GBS's management of GAG, as well as our other activities. Mr. Grant is paid solely by Grant & Co. for services rendered to us.

In an effort to diversify our business operations on September 4, 2001, we completed the acquisition a 54% interest in Auto Photo Kiosk GmbH ("APK"), a German corporation, pursuant to a partnership agreement dated January 24, 2002 (the "APK Agreement"), between our company and the three other owners of APK (the "APK Stakeholders"), Joachim Zweifel, Gerhild Voigtlaender, both businesspersons resident in Germany, and Vending Concept GmbH, a private corporation located in Switzerland. Under the terms of the APK Agreement, we obtained our interest in APK in consideration for the payment of 27,000 Euros, or approximately $23,000.

APK was incorporated on September 4, 2001 for the purposes of providing for the purchase, sale, distribution and rental or operation of automated photo kiosks and related products in major public access areas, primarily in Germany.

Effective July 13, 2002 we increased our majority interest in APK by acquiring an additional 26% of the outstanding equity in consideration for the payment of $43,436. As a result, we now hold an 80% interest in APK.

During August 2002 we entered into two leases for a total of eleven photo kiosks. The two leases are each for thirty six (36) months and have monthly payments of $1,472 and $1,766.

During the quarter ended September 30, 2002 we continued our attempts to secure additional financing for our company. Unfortunately market conditions remained negative. As a result, we maintained our operations at existing levels and focusing primarily on our ongoing GAG and APK operations.

Nine-Month Period Ended September 30, 2002 Compared to the Nine-Month Period ended September 30, 2001.

Results of Operations

We incurred a net loss of $416,668 for the nine-month period ended September 30, 2002 compared to a net loss of $259,686 for the comparative period in 2001. The increase in net losses was primarily due to an increase in costs of sales and an increase in general and administrative expenses. Comparison of the nine-month period ended September 30, 2002 and the nine-month period ended September 30, 2001 is provided below.

Revenues

We recognized an increase in revenues to $959,085 for the nine-month period ended September 30, 2002. During the comparable period in 2001, we recognized revenues of $916,394. Our gross margins decreased from $169,778 for period ended September 30, 2001 to $68,499 for the period ended September 30, 2002. The decrease in our gross margin was as a result of an increase in our costs of sales, which increased from $746,606 for the nine month period ended September 30, 2001 to $890,586 for the nine month period ended September 30, 2002.

General, Administration and Professional Fees

We experienced an increase in general and administration expenses in the nine-month period ended September 30, 2002 to $287,353, as compared to general and administration expenses for the same period in 2001 of $257,075. This increase was primarily due to administrative costs relating to the lease-base financing of APK.

Summary

We have incurred operating losses since inception. The continuation of our business is dependent upon the continuing financial support of our creditors and stockholders, obtaining further financing, and, finally, achieving a profitable level of operations. There are, however, no assurances that we will be able to generate further funds required for our continued operations.

Liquidity and Capital Resources

Our principal capital requirements to date have been used to fund ongoing operations, and recently for the acquisition of our interest in APK. During the nine-month period ended September 30, 2002, we incurred an operating loss of $409,915. During the same period in 2001, we incurred an operating loss of $296,842. Our only long term debt is a note payable to a related party in the amount of $67,845.

Net cash used in operating activities for the nine-month period ended September 30, 2002 was $313,625 compared to net cash used in operating activities of $282,523 during the comparative period in 2001.

Lack of operating cash flow to date requires that we carefully manage funds generated from financing activities. During the nine-month period ended September 30, 2002, we did not engage in any material financing or investing activities. Accounts payable and accrued liabilities are watched particularly closely.

Net cash used in investing activities during the nine-month period ended September 30, 2002 was $4,282, compared to none for the same period in 2001. The net decrease in cash during the nine-month period ended September 30, 2002 was $231,673, leaving us with a cash and cash equivalents balance at September 30, 2002 of $105,663.

We anticipate that we will be able to raise sufficient short-term capital in order to finance our operations and working capital requirements through the end of the fiscal year. Before the end of the current fiscal year, we also anticipate an increase in revenues that, in addition to any financing raised, will fund operations and working capital requirements. We do not currently have any material commitments for capital expenditures.

We do not believe that we currently are, or in the foreseeable future will be, able to receive any funds through a public offering of our securities. Accordingly, if additional capital is required, we will continue to seek financing from investors in private placements in the United States and Europe in order to finance the growth of our business. Based upon our current plan of operation, we estimate that we will require further financing resources together with funds generated by GAG and APK, to fund our current working capital requirements and other capital expenditure obligations through September 30, 2003.

Our capital resources have been limited. The income which we have generated from business operations has not been sufficient to cover our operational expenses, and as a result, in the past, we have also relied on the sale of equity and debt shares for the cash required for our operations.

As noted, our working capital or cash flows are not sufficient to fund ongoing operations and commitments. Our ability to settle our liabilities as they come due, and to fund our commitments and ongoing operations, is dependant upon our ability to generate increased revenues and obtain additional financing by way of debt, equity or other means. There can be no assurances that we can obtain such additional financing on terms reasonably acceptable to us or at all. The lack of capital may force us to curtail our operating activities and potential investment activities.

Personnel

As of September 30, 2002, we do not have any employees other than our directors and officers. Our company is managed by Ian S. Grant under a consulting agreement with Grant & Co., dated June 1, 1998. Over the twelve months ending September 30, 2003, we do not expect to hire any employees.

Factors That May Affect Our Future Results

An investment in our common stock involves a number of very significant risks. You should carefully consider the following risks and uncertainties in addition to other information in this quarterly report in evaluating our company and our business before purchasing shares of common stock. It is possible that our business, operating results and financial condition could be seriously harmed due to any of the following risks. The trading price of shares of our common stock could decline due to any of these risks, and you could lose all or part of your investment.

RISK FACTORS

"Penny Stock" Rules

The U.S. Securities and Exchange Commission has adopted regulations which generally define "penny stock" to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our company's securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and "accredited investors." The term "accredited investor" refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. The penny stock rules require that a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, deliver a standardized risk disclosure document in a form prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer's account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer's confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in and limit the marketability of, our common stock.

Limited Operating History In Providing Services to the Automotive After-market Industry

On January 1, 1999 we commenced the operation of our current business. As such, we have a limited operating history on which to base an evaluation of our business and prospects. Our prospects must be considered in light of the risks, uncertainties, expenses and difficulties frequently encountered by companies in their early stages of development. Some of these risks and uncertainties relate to our ability to:

- attract and maintain a large base of manufacturers and customers;

- establish and maintain strategic alliances with manufacturers and service providers in the automotive after-market industry;

- establish and maintain relationships with the such parties;

- respond effectively to competitive and technological developments;

- build an infrastructure to support our business;

- effectively develop new and maintain existing relationships with manufacturers and service providers in the automotive after-market industry; and

- attract, retain and motivate qualified personnel.

We cannot be sure that we will be successful in addressing these risks and uncertainties and our failure to do so may impair our ability to capture market share and generate revenues. In addition, our operating results are dependent to a large degree upon factors outside of our control, including the general strength and viability of the automotive after-market industry.

Many of Our Competitors Have Greater Resources And Better Name Recognition

Many of our competitors are substantially larger than us and have significantly greater financial resources and marketing capabilities than we have, together with better name recognition. It is possible that new competitors may emerge and acquire significant market share in the automotive after-market. Competitors with superior resources and capabilities may be better able to utilize such advantages to market their services better, faster and/or cheaper than we can.

Increased competition from future or existing competitors in the automotive after-market will likely impair our ability to establish and maintain market share. If we are unsuccessful in generating and maintaining a sufficient base of manufacturers and service providers in the in the automotive after-market who utilize our services, it is unlikely that we will be able to generate sufficient revenues to sustain operations.

We Lack Working Capital

We have not generated sufficient revenues to cover our operational expenses and do not anticipate doing so in the near future. If our business does not meet our intended income goals, we will require additional financing. If we are not successful in obtaining additional financing by the end of 2002, we may be required to reduce operations to a sustainable level until any such financing is obtained, or sufficient revenues are generated to sustain operations. There can be no assurances that additional equity or other financing will be available at all or available on terms acceptable to us.

Our ability to continue in business in part depends upon our continued ability to obtain financing. There can be no assurance that any such financing would be available upon terms and conditions acceptable to us, if at all. The inability to obtain additional financing in a sufficient amount when needed and upon acceptable terms and conditions could have a materially adverse effect upon us. Inadequate funding could impair our ability to compete in the marketplace and could result in our dissolution.

History Of Losses

Lack of Revenues

We currently do not generate sufficient revenues from our business operations to cover operating expenses, and our ability to generate sufficient revenues in the future is uncertain. Our short and long-term prospects depend upon establishing and maintaining an adequate client base in the automotive after-market industry. We anticipate that a significant portion of our revenues will continue to be derived from such client base. Any adverse developments in the automotive after-market industry could have an adverse affect on our ability to generate revenues. We may be incapable of covering our ongoing operational expenses unless we obtain additional financing by way of debt, equity or other means, and commence generating significant revenues. Even if we become profitable, we may not sustain or increase our profits on a quarterly or annual basis in the future.

We have not achieved profitability and expect to continue to incur net losses for the foreseeable future and we cannot give assurances that we will achieve profitability. We have incurred net losses of $416,668 for the nine-month period ended September 30, 2002.

Dependence Upon Relationships With Key Manufacturers

Our future success depends upon our ability represent manufacturers and service providers in the automotive after-market industry.

We have a limited number of relationships with manufacturers and service providers in the automotive after-market., and rely significantly upon the personal contacts of our President, Ian S. Grant, to maintain our existing relationships and to develop new relationships. Our success depends significantly on our ability to maintain existing relationships with these manufacturers and service providers and to build new relationships with other automotive manufacturers and service providers. We cannot ensure that we will be able to maintain such relationships or continue to obtain agreements to represent other parties in the industry.

Further, our relationships with manufacturers and service providers in the automotive after-market are nonexclusive, and many of our competitors offer, or could offer, services that are similar to or the same as the services that we offer. Such direct competition could adversely affect our business. Any inability to effectively manage our relationships with manufacturers and service providers in the automotive after-market may result in decreased potential for revenues, which could adversely affect our business.

Uncertain Ability To Achieve, Manage Or Sustain Growth

It may be necessary for us to grow in order to remain competitive. Our ability to grow is dependent upon a number of factors including, but not limited to, our ability to hire, train and assimilate management and other employees, the adequacy of our financial resources, our ability to identify and efficiently provide new services as may be demanded by our customers in the future and our ability to adapt our services to accommodate necessary operational changes. In addition, there can be no assurance that we will be able to achieve such expansion or that we will be able to manage expanded operations successfully. Failure to manage growth effectively and efficiently could have an adverse effect on our ability to acquire sufficient market share and remain competitive.

Dependence Upon Ian S. Grant

Our key personnel is limited at present to Ian S. Grant, our President. The loss of the services of Mr. Grant and other employees, for any reason, may have a materially adverse effect on our prospects. Although we believe that the loss of any of our management or other key employees (apart from Mr. Grant) will not have a material adverse impact upon us, there can be no assurance in this regard, nor any assurance that we will be able to find suitable replacements. In addition, competition for personnel is intense, making it difficult to find highly skilled employees with appropriate qualifications. Furthermore, we do not maintain "key man" life insurance on the lives of any of our management or other of our key employees. To the extent that the services of any key employee of ours becomes unavailable, we will be required to retain other qualified persons. However, there can be no assurance that we will be able to employ qualified persons upon acceptable terms.

Volatility Of Stock Price

The trading price of our common stock has been and may continue to be subject to wide fluctuations. Trading prices of our common stock may fluctuate in response to a number of factors, many of which are beyond our control. In addition, the stock market in general has experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of such companies. The trading prices of many companies' stocks have recently been at historical highs and reflected price earnings ratios substantially above historical levels. There can be no assurance that such trading prices and price earnings ratios will be achieved again. These broad market and industry factors may adversely affect the market price of the common stock, regardless of our operating performance.

In the past, following periods of volatility in the market price of a company's securities, securities class-action litigation has often been instituted. Such litigation, if instituted, could result in substantial costs and a diversion of management's attention and resources.

Effect Of Shares Eligible For Public Sale

As of November 15, 2002, there were 20,655,860 common shares issued and outstanding. As of November 15, 2002, there were no shares held in escrow. Furthermore, as at November 15, 2002, 200,000 shares were issuable upon the exercise of options, and no shares were issuable upon the exercise of warrants. Sales of a large number of shares could have an adverse effect on the market price of our common stock. Any sales by these stockholders could adversely affect the trading price of our common stock.

Insider Control Of Common Stock

As of November 15, 2002, directors and executive officers beneficially owned approximately 6% of our outstanding common stock. As a result, these stockholders, if they act as a group, will have a significant influence on all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions. Such control may have the effect of delaying or preventing a change in control.

Item 3. Controls and Procedures

As required by Rule 13a-15 under the Exchange Act, within the 90 days prior to the filing date of this report, our Company carried out an evaluation of the effectiveness of the design and operation of our Company's disclosure controls and procedures. This evaluation was carried out under the supervision and with the participation of our Company's management, including our Company's President, Chief Executive Officer and Chief Financial Officer. Based upon that evaluation, our Company's President, Chief Executive Officer and Chief Financial Officer concluded that our Company's disclosure controls and procedures are effective. There have been no significant changes in our Company's internal controls or in other factors, which could significantly affect internal controls subsequent to the date our Company carried out its evaluation.

Disclosure controls and procedures are controls and other procedures that are designed to ensure that information required to be disclosed in Company reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in Company reports filed under the Exchange Act is accumulated and communicated to management, including the Company's Chief Executive Officer and Chief Financial Officer as appropriate, to allow timely decisions regarding required disclosure.

Part II - OTHER INFORMATION

Item 1. Legal Proceedings.

We know of no material, active or pending legal proceedings against us, nor are we involved as a plaintiff in any material proceedings or pending litigation. There are no proceedings in which any of our directors, officers or affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

Item 2. Changes in Securities.

None.

Item 3. Defaults Upon Senior Securities.

None.

Item 4. Submission of Matters to a Vote of Security Holders.

None.

Item 5. Other Information.

None.

Item 6. Exhibits and Reports on Form 8-K.

Reports of Form 8-K

On August 19, 2002, we filed a Form 8-K Current Report advising that on August 19, 2002 we filed our Form 10-QSB quarterly report for the period ended June 30, 2002 and attached to the current report the Certification of our Chief Executive Officer and our Chief Financial Officer in connection with implementation of the certification requirements contemplated by section 302 of the Sarbanes-Oxley Act.

On July 31, 2002, we filed a Form 8-K Current Report, announcing that we increased our majority interest in AutoPhotoKiosk GmbH by acquiring an additional 26% of the outstanding equity in consideration for the payment of $45,000. As a result, we now hold an 80% interest in AutoPhotoKiosk.

Financial Statements Filed as a Part of the Quarterly Report

Our consolidated financial statements include:

Balance Sheets

Statements of Operations

Statements of Stockholders' Equity

Statements of Cash Flows

Exhibits Required by Item 601 of Regulation S-B

Index of Exhibits
Description	Exhibit Number
Articles of Incorporation (the following exhibits are incorporated by reference from our Registration Statement on Form 10-SB, filed May 8, 2000, and subsequent amendments thereto on Form 10-SB/A)	(3)
Articles of Incorporation	3.1
Amendment to Articles of Incorporation	3.2
Amendment to Articles of Incorporation	3.3
Bylaws	3.4
Instruments defining the Rights of Holders (the following exhibits are incorporated by reference from our Registration Statement on Form 10-SB, filed May 8, 2000, and subsequent amendments thereto on Form 10-SB/A)	(4)
Form of Option agreement for Director Schulz Von Siemens	4.6
Material Contracts	(10)
Partnership Agreement, effective date January 24, 2002 between Spectre Industries Inc., Joachim Zweifel, Gerhild Voigtlaender, and Vending Concept GmbH (incorporated by reference from our Form 8-K filed on February 12, 2002)	10.1
Loan Agreement, effective date January 24, 2002 between Spectre Industries Inc. and Auto Photo Kiosk GmbH. (incorporated by reference from our Form 8-K filed on February 12, 2002).	10.2

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPECTRE INDUSTRIES INC.

By:/s/ Ian S. Grant
Ian S. Grant, President and CEO/Director
Date: November 19, 2002

CERTIFICATION PURSUANT TO
18 U.S.C. ss.1350, AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Ian S. Grant, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Spectre Industries, Inc. (the "Company");

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: November 19, 2002

/s/ Ian S. Grant

Ian S. Grant
Chief Financial Officer and Chief Executive Officer